                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the Commis-
                                            sion Only (as permitted by Rule 14a-
                                            6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


            VAN KAMPEN U.S. GOVERNMENT TRUST              (811-03950)
            VAN KAMPEN TAX FREE TRUST                     (811-04386)
            VAN KAMPEN TRUST                              (811-04629)
            VAN KAMPEN EQUITY TRUST                       (811-04805)
            VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND  (811-04893)
            VAN KAMPEN TAX FREE MONEY FUND                (811-04718)
            VAN KAMPEN COMSTOCK FUND                      (811-01570)
            VAN KAMPEN CORPORATE BOND FUND                (811-02423)
            VAN KAMPEN ENTERPRISE FUND                    (811-00630)
            VAN KAMPEN EQUITY INCOME FUND                 (811-00919)
            VAN KAMPEN GLOBAL MANAGED ASSETS FUND         (811-08286)
            VAN KAMPEN GOVERNMENT SECURITIES FUND         (811-04003)
            VAN KAMPEN GROWTH AND INCOME FUND             (811-01228)
            VAN KAMPEN HARBOR FUND                        (811-00734)
            VAN KAMPEN HIGH INCOME CORPORATE BOND FUND    (811-02851)
            VAN KAMPEN LIFE INVESTMENT TRUST              (811-04424)
            VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND   (811-04491)
            VAN KAMPEN PACE FUND                          (811-01792)
            VAN KAMPEN REAL ESTATE SECURITIES FUND        (811-08480)
            VAN KAMPEN RESERVE FUND                       (811-02482)
            VAN KAMPEN TAX EXEMPT TRUST                   (811-04746)
            VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME   (811-06724)
            VAN KAMPEN WORLD PORTFOLIO SERIES TRUST       (811-06220)
            VAN KAMPEN SERIES FUND, INC.                  (811-07140)

   (Name of Co-Registrants as Specified in Their Respective Declarations of
                      Trust or Articles of Incorporation)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.

                                 November 1999

                                IMPORTANT NOTICE

                                 TO VAN KAMPEN
                               FUNDS SHAREHOLDERS


QUESTIONS
     & ANSWERS

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.


Q         WHY AM I RECEIVING THIS PROXY STATEMENT?

A         This proxy statement seeks to elect trustees/directors and to ratify the selection of your Fund's independent public accountants.

Q         HOW WILL APPROVAL OF THESE PROPOSALS AFFECT MY ACCOUNT?

A         You can expect the same level of high-quality management expertise and shareholder service you've grown accustomed to. Shareholders should carefully read and consider the discussion of each proposal in the proxy statement.

Q         WILL MY VOTE MAKE A DIFFERENCE?

A         Yes. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage you to participate in the governance of your Fund or Funds.

Q         HOW DO THE TRUSTEES/DIRECTORS OF MY FUND SUGGEST THAT I VOTE?

A         After careful consideration, the trustees/directors of each Fund recommend that you vote "FOR" each of the items proposed.

Q         WHO DO I CALL IF I HAVE QUESTIONS?

A         We will be happy to answer your questions about the proxy
solicitation. Please call us at 1-800-341-2911 (TDD users call 1-800-421-2833) between 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

Q         HOW DO I VOTE?

A         You can vote by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope or mail your proxy card(s) to:

          Proxy Tabulator P.O. Box 9121
          Hingham, MA  02043

          Shareholders can also vote in person at the meeting.

          Certain funds also allow shareholders to vote by telephone or the internet. Instructions for casting your vote via the telephone or internet are found in the enclosed proxy voting material. The required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the telephone or internet, there is no need to mail the card.

         Whichever method you choose, please take the time to read the entire proxy statement before you vote.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES OR DIRECTORS - mark "For", "Withhold" or "For All Except". To withhold authority to vote for any individual nominee, mark "For All Except" and write nominee's name on the line provided.

RATIFICATION OF INDEPENDENT ACCOUNTANTS - mark "For," "Against" or "Abstain"

Please sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


                                                                           PROXY

VAN KAMPEN XXXXX FUND
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS
SPECIAL MEETING OF SHAREHOLDERS

SAMPLE

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                  For All
                                           For All    Withhold    Except

1.   Authority to vote for the election      [  ]       [  ]        [ ]
     as Trustees/Directors the nominees
     named below:

                    XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX

     To withhold authority to vote for any one or more individual nominees, check the "For All Except" box and print the nominee's name on the line below.

     -----------------------------------------------------------------------
Please be sure to sign and date this Proxy.      Date

Shareholder sign here              Co-owner sign here

2. The proposal to ratify the selection of XXXXX as the Fund's independent accountants.

3.   To transact such other business as may properly come before the Meeting.

                                VAN KAMPEN FUNDS

                        1 PARKVIEW PLAZA, P.O. BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 15, 1999

  Notice is hereby given to the holders of shares (collectively, the "Shares") of the funds listed on Annex A to the attached Proxy Statement (each a "Fund" and collectively the "Funds") that a Joint Special Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on December 15, 1999, at 3:30 p.m., for the following purposes:

1. For each Fund, to elect twelve Trustees (as defined in Annex A of the attached Proxy Statement) to serve until their respective successors are duly elected and qualified.

2.  For each Fund, to ratify independent public accountants:

    2A. For each VK Fund (as defined in Annex A of the attached Proxy Statement), to ratify the selection of KPMG LLP as the Fund's independent public accountants.

    2B. For each AC Fund and MS Fund (as defined in Appendix A of the attached Proxy Statement), to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants.

3.  To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of the Funds at the close of business on October 27, 1999 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    A. THOMAS SMITH III
                                    Vice President and Secretary

November 10, 1999

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE APPROPRIATE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING AND TO VOTE IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ADDITION, CERTAIN FUNDS ALLOW SHAREHOLDERS TO VOTE OVER THE TELEPHONE OR THROUGH THE INTERNET AS FOLLOWS:

  (i) Telephone -- Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free 800 number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card; or

  (ii) Internet -- Instructions for casting your vote via the internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.

  The Board of Trustees or Board of Directors, as the case may be, of each of the Funds recommends that you cast your vote:

  - FOR electing each of the nominees listed in the Proxy Statement for the Board of each Fund.

  - FOR ratifying the selection of the independent public accountants of each Fund.

                            YOUR VOTE IS IMPORTANT.
                        PLEASE VOTE YOUR SHARES PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                VAN KAMPEN FUNDS

                        1 PARKVIEW PLAZA, P.O. BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                            PROXY STATEMENT FOR THE
                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 15, 1999

  This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees/Directors of the funds listed on Annex A hereto (each a "Fund" and collectively the "Funds") of proxies to be voted at a Joint Special Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on December 15, 1999, at 3:30 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is November 12, 1999.

  Participating in the Meeting are the holders of record of: shares of beneficial interest, par value $0.01 per share, of the VK Funds and AC Funds listed on Annex A and shares of common stock, par value $0.001 per share, of the MS Funds listed on Annex A (collectively, the "Shares"), as of the close of business on October 27, 1999 (the "Record Date"). The number of issued and outstanding Shares of each Fund as of the Record Date is set forth in Annex A hereof. Shareholders of the Funds on the Record Date are entitled to one vote per Share with respect to each proposal submitted to the shareholders of such Fund, with no Share having cumulative voting rights.

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE APPROPRIATE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

SUMMARY OF THE PROPOSALS

  The purposes of the Meeting are to elect Trustees(as defined in Annex A) for each Fund and to ratify the selection of independent public accountants for each Fund.

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                  PROPOSAL                        AFFECTED FUNDS
                  --------                        --------------
1.   To elect Trustees.                  All Funds
2.   To ratify the selection of          All Funds
     independent public accountants:
     2A. To ratify the selection of      VK Funds
     KPMG LLP
     2B. To ratify the selection of      AC Funds, MS Funds
         PricewaterhouseCoopers LLP

  Annex A lists the abbreviated names by which the Funds sometimes are referred to in this Proxy Statement and groups the Funds into "AC Funds", "VK Funds" and "MS Funds". Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Boards of Trustees (as defined in Annex A) have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Van Kampen Asset Management Inc. ("Asset Management") serves as investment adviser to the AC Funds. Van Kampen Investment Advisory Corp. ("Advisory Corp.") serves as investment adviser to the VK Funds. Advisory Corp. serves as the investment adviser and administrator for the MS Funds. Collectively, Asset Management and Advisory Corp. are referred to herein as the "Advisers". The distributor of each of the Funds is Van Kampen Funds Inc. (the "Distributor"). The transfer agent for each of the Funds is Van Kampen Investor Services Inc. ("Investor Services"). Asset Management, Advisory Corp., the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal business address of Van Kampen Investments, Asset Management, Advisory Corp. and the Distributor is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The principal business address of Investor Services is located at P.O. Box 218256, Kansas City, Missouri 64121-8256. The principal business address of Morgan Stanley Dean Witter is located at Two World Trade Center, New York, New York 10048.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR electing each of the nominees listed in the Proxy Statement for the Board of each Fund.

  - FOR ratifying the selection of the independent public accountants of each Fund.

SUMMARY OF VOTING AND MEETING REQUIREMENTS

  The voting requirement for passage of a particular proposal depends on the nature of the proposal. With respect to Proposal 1, the affirmative vote of a plurality of the Shares of the Trust present in person or by proxy at the Meeting and entitled to vote is required to elect the nominees to the Board of Trustees of each Trust. With respect to Van Kampen Trust, an additional series of such Trust, Van Kampen Short-Term Global Income Fund, is voting at a shareholders meeting being held concurrently with the Meeting with respect to the election of trustees of such Trust. The votes of the shareholders of such other series will be aggregated with the votes of the shareholders of the series voting at this Meeting when determining whether a nominee has received sufficient votes to be elected to the Board of Trustees of such Trust. With respect to Proposals 2A and 2B, the affirmative vote of a majority of the Shares of a Fund present in person or by proxy at the Meeting and entitled to vote is required.

  All Shares of a Fund will vote together as a single class on each proposal affecting such Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect the Fund's implementation of another proposal if such proposal receives a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  Shareholders of the Funds may vote by mail, by returning the enclosed ballot, or in person at the meeting. In addition, shareholders of the VK Funds and shareholders of the AC Funds (excluding the Funds under the Life Investment Trust) may vote by telephone or via the internet. Instructions for telephone and internet voting are included with the enclosed proxy voting material. The required control number for telephone and internet voting is printed on the enclosed proxy card. The control number is used to match proxies with shareholders' respective accounts and to ensure that, if multiple proxies are executed, shares are voted in accordance with the proxy bearing the latest date. Shareholders who execute proxies by mail, telephone or internet may revoke them at any time prior to the meeting by filing with the Fund a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Van Kampen Investments and each Fund employ procedures for telephone and internet voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which they consider to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, neither Van Kampen Investments nor any Fund will be liable for following telephone or internet instructions which it believes to be genuine.

  Shares of the Life Investment Trust are subject to special shareholder voting provisions. Shares of each Fund under the Life Investment Trust are sold to and held by separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts") offered by the insurance companies. The Accounts invest in shares of each Fund under the Life Investment Trust in accordance with instructions from contract owners ("Contract Owners"). Except as might otherwise be provided by applicable law, the Accounts provide pass-through voting to Contract Owners and the Contract Owners have the right to instruct the Account provider on how to vote Shares held by the Account under their Contract. The Account provider will mirror vote Shares it holds of each Fund under the Life Investment Trust for which the Contract Owner fails to provide voting instructions in proportionately the same manner as Shares for which it does receive instructions from Contract Owners.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "For" a proposal and will have the same effect as votes "Against" a proposal. Broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are considered not cast and are not treated as votes "For" or "Against" a proposal. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  The Funds know of no business other than that described in Proposals 1 and 2 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies on such proposal(s), provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposal(s), the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
------------------------------------------------------------------------------
PROPOSAL 1: ELECTING TRUSTEES
------------------------------------------------------------------------------

  Shareholders are being asked to elect each of the twelve nominees described below as Trustees of each of the Trusts. Trustees elected at the Meeting will serve as trustees until reaching their retirement age or until their successors are duly elected and qualified. The election of the nominees to a Trust's Board of Trustees requires the affirmative vote of a plurality of the Shares of such Trust present in person or by proxy at the Meeting and entitled to vote. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed below unless the proxy is marked otherwise.

  Each of the nominees listed below has served as a member of the Boards of Trustees since his or her initial election or appointment to the Boards of Trustees as set forth in Annex B, except that Mitchell M. Merin and Richard F. Powers III have not previously served on the Boards of Trustees. The Boards of Trustees have determined that adding Messrs. Merin and Powers to the respective Boards of Trustees is in the best interest of shareholders of each Fund. Messrs. Merin and Powers would replace Messrs. DeMartini and Powell as Trustees of the Funds. As described in more detail below, Mr. Merin is now, among other things, President and Chief Operating Officer of Asset Management at Morgan Stanley Dean Witter and Mr. Powers is now, among other things, the President and Chief Executive Officer of Van Kampen Investments. Mr. DeMartini was formerly the President and Chief Operating Officer of Morgan Stanley Dean Witter Individual Asset Management. Mr. Powell was formerly the Chairman and Director of Van Kampen Investments, Asset Management, Advisory Corp. and the Distributor.

  Each nominee named below has consented to being named herein as a nominee and has agreed to serve as a trustee if elected; however, should any nominee(s) become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominee(s) designated by each Trust's present Board of Trustees.

  The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees and incumbent trustees not standing for re-election.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
TRUSTEE NOMINEES:

J. Miles Branagan.................  Private investor. Trustee/Director of each
1632 Morning Mountain Road          of the funds in the Fund Complex (defined
Raleigh, NC 27614                   below). Co- founder, and prior to August
Age: 67                             1996, Chairman, Chief Executive Officer and
                                    President, MDT Corporation (now known as
                                    Getinge/Castle, Inc., a subsidiary of
                                    Getinge Industrier AB), a company which
                                    develops, manufactures, markets and services
                                    medical and scientific equipment.

Jerry D. Choate...................  Director of Amgen Inc., a biotechnological
Barrington Place, Building 4        company. Trustee/Director of each of the
18 E. Dundee Road, Suite 101        funds in the Fund Complex. Prior to January
Barrington, IL 60010                1999, Chairman and Chief Executive Officer
Age: 61                             of The Allstate Corporation ("Allstate") and
                                    Allstate Insurance Company. Prior to January
                                    1995, President and Chief Executive Officer
                                    of Allstate. Prior to August 1994, Mr.
                                    Choate held various management positions at
                                    Allstate.

Linda Hutton Heagy................  Managing Partner of Heidrick & Struggles, an
Sears Tower                         executive search firm. Trustee/Director of
233 South Wacker Drive              each of the funds in the Fund Complex. Prior
Suite 7000                          to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                   executive recruiting and management
Age: 51                             consulting firm. Formerly, Executive Vice
                                    President of ABN AMRO, N.A., a Dutch bank
                                    holding company. Prior to 1992, Executive
                                    Vice President of La Salle National Bank.
                                    Trustee on the University of Chicago
                                    Hospitals Board, Vice Chair of the Board of
                                    The YMCA of Metropolitan Chicago and a
                                    member of the Women's Board of the
                                    University of Chicago.

R. Craig Kennedy..................  President and Director, German Marshall Fund
11 DuPont Circle, N.W               of the United States. Trustee/Director of
Washington, DC 20016                each of the funds in the Fund Complex.
Age: 47                             Formerly, advisor to the Dennis Trading
                                    Group Inc. Prior to 1992, President and
                                    Chief Executive Officer, Director and Member
                                    of the Investment Committee of the Joyce
                                    Foundation, a private foundation.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Mitchell M. Merin*................  President and Chief Operating Officer of
Two World Trade Center              Asset Management of Morgan Stanley Dean
66th Floor                          Witter (since December, 1998); President and
New York, NY 10048                  Director (since April, 1997) and Chief
Age: 46                             Executive Officer (since June, 1998) of
                                    Morgan Stanley Dean Witter Advisors Inc. and
                                    Morgan Stanley Dean Witter Services Company
                                    Inc.; Chairman, Chief Executive Officer and
                                    Director of Morgan Stanley Dean Witter
                                    Distributors Inc. (since June, 1998);
                                    Chairman and Chief Executive Officer (since
                                    June, 1998) and Director (since January,
                                    1998) of Morgan Stanley Dean Witter Trust
                                    FSB; Director of various Morgan Stanley Dean
                                    Witter subsidiaries; President of the Morgan
                                    Stanley Dean Witter Funds and Discover
                                    Brokerage Index Series (since May, 1999);
                                    previously Chief Strategic Officer of Morgan
                                    Stanley Dean Witter Advisors Inc. and Morgan
                                    Stanley Dean Witter Services Company Inc.
                                    and Executive Vice President of Morgan
                                    Stanley Dean Witter Distributors Inc.
                                    (April, 1997-June, 1998), Vice-President of
                                    the Morgan Stanley Dean Witter Funds and
                                    Discover Brokerage Index Series (May, 1997-
                                    April, 1999), and Executive Vice President
                                    of Dean Witter, Discover & Co. Trustee of
                                    certain funds in the Fund Complex.
Jack E. Nelson....................  President and owner, Nelson Investment
423 Country Club Drive              Planning Services, Inc., a financial
Winter Park, FL 32789               planning company and registered investment
Age: 63                             adviser in the State of Florida. President
                                    and owner, Nelson Ivest Brokerage Services
                                    Inc., a member of the National Association
                                    of Securities Dealers, Inc. and Securities
                                    Investors Protection Corp. Trustee/Director
                                    of each of the funds in the Fund Complex.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Richard F. Powers III*............  Chairman, Director, President and Chief
1 Parkview Plaza                    Executive Officer of Van Kampen Investments.
P.O. Box 5555                       Chairman, Director and Chief Executive
Oakbrook Terrace, IL 60181          Officer of Advisory Corp., Asset Management,
Age: 53                             Van Kampen Management Inc. ("Management
                                    Inc."), and the Distributor. Director and
                                    officer of certain other subsidiaries of Van
                                    Kampen Investments. President of each of the
                                    funds in the Fund Complex. Trustee of
                                    certain Funds in the Fund Complex and other
                                    open-end and closed-end funds advised Asset
                                    Management, Advisory Corp. or Management
                                    Inc. Prior to May 1998, Executive Vice
                                    President and Director of Marketing at
                                    Morgan Stanley Dean Witter & Co. and
                                    Director of Dean Witter Discover & Co. and
                                    Dean Witter Realty. Prior to 1996, Director
                                    of Dean Witter Reynolds Inc.

Phillip B. Rooney.................  Vice Chairman (since 1997) and Director
One ServiceMaster Way               (since 1994) of The ServiceMaster Company, a
Downers Grove, IL 60515             business and consumer services company.
Age: 55                             Director of Illinois Tool Works, Inc., a
                                    manufacturing company, and the Urban
                                    Shopping Centers Inc., a retail mall
                                    management company. Trustee, University of
                                    Notre Dame. Trustee/Director of each of the
                                    funds in the Fund Complex. Prior to 1998,
                                    Director of Stone Smurfit Container Corp., a
                                    paper manufacturing company. From 1996 to
                                    1997, he was President, Chief Executive
                                    Officer and Chief Operating Officer of Waste
                                    Management, Inc., an environmental services
                                    company, and from 1984 through 1986, he was
                                    President and Chief Operating Officer of
                                    Waste Management, Inc.

Fernando Sisto....................  Emeritus Professor. Prior to 1996, a George
155 Hickory Lane                    M. Bond Chaired Professor with Stevens
Closter, NJ 07624                   Institute of Technology and, prior to 1995,
Age: 75                             Dean of the Graduate School, Stevens
                                    Institute of Technology. Director, Dynalysis
                                    of Princeton, a firm engaged in engineering
                                    research. Trustee/Director of each of the
                                    funds in the Fund Complex.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Wayne W. Whalen*..................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive               Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                   counsel to the funds in the Fund Complex,
Age: 60                             and other open-end and closed-end funds
                                    advised by Asset Management, Advisory Corp.
                                    or Management Inc. Trustee/Director of each
                                    of the funds in the Fund Complex, and
                                    Trustee/Managing General Partner of other
                                    open-end and closed-end funds advised by
                                    Asset Management, Advisory Corp. or
                                    Management Inc.

Suzanne H. Woolsey, Ph.D..........  Chief Operating Officer of the National
2101 Constitution Avenue, N.W.      Academy of Sciences/National Research
Room 206                            Council, an independent, federally chartered
Washington, D.C. 20418              policy institution, since 1993. Director of
Age: 57                             Neurogen Corporation, a pharmaceutical
                                    company, since 1998. Director of the German
                                    Marshall Fund of the United States, Trustee
                                    of Colorado College, Vice Chair of the Board
                                    of the Council for Excellence in Government.
                                    Trustee/Director of each of the funds in the
                                    Fund Complex. Prior to 1993, Executive
                                    Director of the Commission on Behavioral and
                                    Social Sciences and Education at the
                                    National Academy of Sciences/ National
                                    Research Council. From 1980 through 1989,
                                    Partner of Coopers & Lybrand.

Paul G. Yovovich..................  Private investor. Director of 3Com
Sears Tower                         Corporation, which provides information
233 South Wacker Drive              access products and network system
Suite 9700                          solutions, COMARCO, Inc., a wireless
Chicago, IL 60606                   communications products company, and APAC
Age: 46                             Customer Services, Inc., a provider of
                                    outsourced customer contact services.
                                    Trustee/Director of each of the funds in the
                                    Fund Complex. Prior to May 1996, President
                                    of Advance Ross Corporation, an
                                    international transaction services and
                                    pollution control equipment manufacturing
                                    company.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
INCUMBENT TRUSTEES NOT STANDING
FOR REELECTION:

Richard M. DeMartini*.............  Chairman and Chief Executive Officer of
Two World Trade Center              International Private Client Group, a
66th Floor                          business unit of Morgan Stanley Dean Witter
New York, New York 10048            & Co. which encompasses all of the firm's
Age: 47                             activities relating to the gathering of
                                    investment assets and sale of securities to
                                    individual investors internationally, since
                                    December 1998. President and Chief Operating
                                    Officer Individual Asset Management Group
                                    and Director of Dean Witter Reynolds Inc.
                                    Chairman and Director of Dean Witter Capital
                                    Corporation. Chairman, Chief Executive
                                    Officer, President and Director of Dean
                                    Witter Alliance Capital Corporation,
                                    Director of the National Healthcare
                                    Resources, Inc., Dean Witter Realty Inc.,
                                    Dean Witter Reynolds Venture Equities Inc.,
                                    DW Window Covering Holding, Inc., Morgan
                                    Stanley Dean Witter Distributors Inc.,
                                    Morgan Stanley Dean Witter Trust FSP and is
                                    a member of the Morgan Stanley Dean Witter
                                    Management Committee. Trustee of the TCW/DW
                                    Funds, Director of the Morgan Stanley Dean
                                    Witter Funds and Trustee/Director of other
                                    funds in the Fund Complex. Prior to March
                                    1999, Chairman, Chief Executive Officer and
                                    President of Morgan Stanley Dean Witter
                                    Distributors, Inc. Prior to January 1999,
                                    Chairman of Dean Witter Futures & Currency
                                    Management Inc. and Demeter Management
                                    Corporation. Prior to December 1998,
                                    President and Chief Operating Officer of
                                    Morgan Stanley Dean Witter Individual Asset
                                    Management. Formerly Vice Chairman of the
                                    Board of the National Association of
                                    Securities Dealers, Inc. and Chairman of the
                                    Board of the Nasdaq Stock Market, Inc.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Don G. Powell*....................  Currently a member of the Board of Governors
2800 Post Oak Blvd                  and Executive Committee for the Investment
Houston, TX 77056                   Company Institute, and a member of the Board
Age: 60                             of Trustees of the Houston Museum of Natural
                                    Science. Trustee/ Director of certain funds
                                    in the Fund Complex. Immediate past Chairman
                                    of the Investment Company Institute. Prior
                                    to January 1999, Chairman and Director of
                                    Van Kampen Investments, Asset Management,
                                    Advisory Corp., the Distributor, and
                                    Investor Services and Director or officer of
                                    certain other subsidiaries of Van Kampen
                                    Investments. Prior to July 1998, Director
                                    and Chairman of VK/AC Holding, Inc.
                                    (predecessor of Van Kampen Investments).
                                    Prior to November 1996, President, Chief
                                    Executive Officer and Director of VK/AC
                                    Holding, Inc. (predecessor of Van Kampen
                                    Investments).

------------------------------------------------------------------------------
* Such nominee or trustee is an "interested person" (within the meaning of Section 2(a) (19) of the 1940 Act). Mr. Whalen is an interested person of the Funds by reason of his firm currently acting as legal counsel to the Funds. Messrs. Merin and Powers are interested persons of the Funds, Asset Management and Advisory Corp. by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates. Messrs. DeMartini and Powell are interested persons of the Funds, Asset Management and Advisory Corp. by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates.

  During each Fund's last respective fiscal period ended prior to the date of this proxy statement, the Boards of Trustees held between 11 and 15 meetings for the Funds. All of the incumbent nominees to the Boards of Trustees attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such trustee was a member during the period of such trustee's service for each Fund's last fiscal period. During each Fund's last fiscal period, each Fund had no standing committees other than an audit committee, a brokerage and services committee and a retirement plan committee.

  Each Fund's audit committee currently consists of J. Miles Branagan, Jerry D. Choate, R. Craig Kennedy and Fernando Sisto. Each audit committee makes recommendations to the Fund's respective Board of Trustees concerning the selection of each respective Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments which the accountants may have regarding the respective Fund's financial statements, books of account or internal controls. Each Fund's brokerage and services committee currently consists of Linda Hutton Heagy, Jack
E. Nelson, Phillip B. Rooney, Suzanne H. Woolsey and Paul G. Yovovich. Each brokerage and services committee reviews the respective Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. Each Fund's retirement plan committee currently consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. Each retirement plan committee is responsible for reviewing the terms of the respective Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During each Fund's last respective fiscal period ended prior to the date of this proxy statement, the audit committee of each Fund held 2 meetings and the brokerage and services committee of each Fund held 5 meetings. The retirement plan committee of each Fund does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

  The trustees of each Fund who are not "interested persons" of such Fund (as defined by the 1940 Act) are required to identify, evaluate and nominate non-interested trustees and are prepared to review nominations from shareholders to fill any vacancies. Each Fund has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the appropriate Fund's office. The non-interested trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Boards of Trustees, as they deem appropriate.

  Each trustee who is not an affiliated person of Van Kampen Investments, Asset Management, Advisory Corp. or the Distributor (each a "Non-Affiliated Trustee") serves as a trustee of each of the funds in the Fund Complex (as defined below). Each of Messrs. Merin and Powers currently is a trustee of two funds in the Fund Complex. Each of Messrs. DeMartini and Powell currently is a trustee of all but two funds in the Fund Complex. As of the date of this Proxy Statement, there are 65 operating funds in the Fund Complex. The "Fund Complex" consists of those open-end investment companies advised by Asset Management or Advisory Corp. and Distributed by the Distributor with the same Non-Affiliated Trustees.

  Each Non-Affiliated Trustee is compensated by an annual retainer and board meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees which allows trustees to defer receipt of their compensation. Deferring compensation has the economic effect as if the Non-Affiliated Trustee invested his or her compensation in the selected funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees which provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a board meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with telephonic special meetings. No compensation is paid in connection with committee meetings.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to the return on the shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, a Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from a Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each incumbent trustee has served as a member of the Board of Trustees of the Funds since he or she was first appointed or elected in the year set forth in Annex B. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below. The columns in the table provide information for differing fiscal or calendar periods as is described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                 FUND COMPLEX
                                                  ------------------------------------------
                                                                 AGGREGATE
                                                  AGGREGATE      ESTIMATED
                                                  PENSION OR      MAXIMUM          TOTAL
                                    AGGREGATE     RETIREMENT      ANNUAL       COMPENSATION
                                  COMPENSATION     BENEFITS    BENEFITS FROM      BEFORE
                                     BEFORE        ACCRUED       THE FUND      DEFERRAL FROM
                                  DEFERRAL FROM   AS PART OF   COMPLEX UPON        FUND
            NAME(L)                 THE FUND       EXPENSES    RETIREMENT(4)    COMPLEX(5)
            -------               -------------   ----------   -------------   -------------
J. Miles Branagan...............     (2)           $35,691        $60,000        $125,200
Jerry D. Choate(l)..............     (2)                 0         60,000               0
Linda Hutton Heagy..............     (2)             3,861         60,000         112,800
R. Craig Kennedy................     (2)             2,652         60,000         125,200
Jack E. Nelson..................     (2)            18,385         60,000         125,200
Phillip B. Rooney...............     (2)             6,002         60,000         125,200
Fernando Sisto..................     (2)            68,615         60,000         125,200
Wayne W. Whalen.................     (2)            12,658         60,000         125,200
Suzanne H. Woolsey(l)...........     (2)                 0         60,000               0
Paul G. Yovovich(l).............     (2)                 0         60,000          25,300

---------------
(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Trustees for the Funds and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Funds and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year information to report.

(2) The Aggregate Compensation before Deferral from each Fund during its last fiscal year ending on or before June 30, 1999 is shown in Annex C. Certain trustees deferred all or a portion of this Aggregate Compensation from each Fund as shown in Annex D. The cumulative deferred compensation (including interest) from each Fund at the end of its last fiscal year ending on or before June 30, 1999 is shown in Annex E. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the Trustees for the Funds' fiscal years ended in 1998. The Retirement Plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the operating funds in the Fund Complex for each year of the ten-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. Asset Management and Advisory Corp. and their affiliates also serve as investment adviser for other funds; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees are not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by Asset Management and Advisory Corp. and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calender year ended December 31, 1998.

  The Funds are not required to hold and the Funds do not contemplate holding regular meetings of shareholders to elect trustees or otherwise. The Boards of Trustees will be required promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of a Fund. In addition, the Boards of Trustees will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with shareholders.

SHAREHOLDER APPROVAL

  The affirmative vote of a plurality of the Shares of each respective Trust present in person or by proxy at the Meeting and entitled to vote is required to elect the nominees to their respective Boards of Trustees. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

------------------------------------------------------------------------------
PROPOSAL 2A: RATIFYING THE SELECTION OF INDEPENDENT
                PUBLIC ACCOUNTANTS FOR THE VK FUNDS
------------------------------------------------------------------------------

  The Board of Trustees of each VK Fund, including a majority of the trustees who are not "interested persons" of each VK Fund (as defined by the 1940 Act), has selected the firm of KPMG LLP, independent public accountants, to examine the financial statements for the current fiscal year of each VK Fund. As of the date thereof, each VK Fund knows of no direct or indirect financial interest of such firm in such VK Fund. The appointment to each VK Fund is subject to ratification or rejection by the respective shareholders of such VK Fund.

  Representatives of KPMG LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of each VK Fund, voting with respect to such VK Fund as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of each VK Fund present in person or by proxy and entitled to vote is required to ratify the selection of the independent public accountants for such VK Fund. THE BOARD OF TRUSTEES OF EACH VK FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR SUCH VK FUND.
------------------------------------------------------------------------------
PROPOSAL 2B: RATIFYING THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR AC
             FUNDS AND THE MS FUNDS
------------------------------------------------------------------------------

  The Board of Trustees of each AC Fund and each MS Fund, including a majority of the trustees who are not "interested persons" of each such Fund (as defined by the 1940 Act), has selected the firm of PricewaterhouseCoopers LLP, independent public accountants, to examine the financial statements for the current fiscal year of each AC Fund and each MS Fund. As of the date hereof, each AC Fund and each MS Fund knows of no direct or indirect financial interest of such firm in such Fund. The appointment to each AC Fund and each MS Fund is subject to ratification or rejection by the respective shareholders of each such Fund.

  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of each AC Fund and each MS Fund, voting with respect to such AC Fund or such MS Funds as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of each AC Fund and each MS Fund present in person or by proxy and entitled to vote is required to ratify the selection of the independent public accountants for such AC Fund or such MS Fund. THE BOARD OF TRUSTEES OF EACH AC FUND AND EACH MS FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR SUCH AC FUND OR SUCH MS FUND.
------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUND

NAME AND AGE               POSITION WITH THE FUND*           SERVED SINCE**
------------               -----------------------           --------------
Richard F. Powers III      President                          May 1999
Age: 53
Dennis J. McDonnell        Executive Vice President and       July 1990
Age: 57                    Chief Investment Officer
A. Thomas Smith III        Vice President and Secretary       May 1999
Age: 42
Michael H. Santo           Vice President                     August 1999
Age: 44
Peter W. Hegel             Vice President                     July 1990
Age: 43
Stephen L. Boyd            Vice President                     October 1998
Age: 59
John L. Sullivan           Vice President, Chief Financial    July 1990
Age: 44                    Officer and Treasurer
Curtis W. Morell           Vice President and                 January 1996
Age: 53                    Chief Accounting Officer
Edward C. Wood III         Vice President                     July 1990
Age: 44
Tanya M. Loden             Controller                         January 1996
Age: 40

* Each executive officer is serving a term of office of one year or until a successor is duly elected or appointed.

** The date provided is the first date for which such officer served as an officer for any of the Funds. For Funds that were organized after the date provided, the officer has served as an officer of such Funds since its organization. For the MS Funds, the officers became officers of such Funds at the later of the date provided, July 1997 or such Fund's organization.

SHAREHOLDER INFORMATION

  The persons who, to the knowledge of each Fund, owned beneficially more than 5% of a class of such Fund's outstanding Shares as of October 21, 1999 are set forth in Annex F.

  As of the most recent practicable date prior to the date of this proxy statement, nominees to the Boards of Trustees owned, directly or beneficially, the number of Class A Shares of each Fund as set forth on Annex G to this Proxy Statement. Funds which are not owned by any nominees have been omitted from the table.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Funds will pay the costs of preparing, printing, mailing and soliciting the enclosed form of proxy, the accompanying Notice and this Proxy Statement and the Meeting. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Advisory Corp. or Asset Management (or their affiliates), or by dealers or their representatives, or by First Data Investor Services Group ("First Data"), a solicitation firm located in Boston, Massachusetts who has been engaged to assist in proxy solicitations. The estimated costs of First Data for mailing, solicitation and tabulation of shareholder votes are approximately $1,650,000.
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  The Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of a Fund should send such proposal to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Funds does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Funds entitled to be present and vote at the Meeting will be available at the offices of the Funds, 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present for any Fund at the Meeting may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III
                                          Vice President and Secretary
November 10, 1999

                                                                         ANNEX A

                                VAN KAMPEN FUNDS

  The following list sets forth the Van Kampen mutual funds (the "Funds") participating in the Joint Special Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on December 15, 1999 at 3:30 p.m. Each Fund listed under the heading "AC Funds" has entered into an investment advisory agreement with Van Kampen Asset Management Inc. Each Fund listed under the heading "VK Funds" has entered into an investment advisory agreement with Van Kampen Investment Advisory Corp. Each Fund listed under the heading "MS Funds" also has entered into an investment advisory agreement and an administration agreement with Van Kampen Investment Advisory Corp. Each AC Fund and each VK Fund is organized as a series of a Delaware business trust (the "Delaware Trusts"), except that the Pennsylvania Fund (as defined below) is organized as a Pennsylvania trust (the "Pennsylvania Trust"). Each MS Fund is organized as a series of a Maryland corporation (the "Maryland Corporation"). Collectively, unless otherwise indicated, the Delaware Trusts, the Pennsylvania Trust and the Maryland Corporation are referred to herein as the "Trusts". Each Delaware Trust and the Pennsylvania Trust issues shares of beneficial interest, par value $0.01 per share, and is governed by a Board of Trustees. The Maryland Corporation issues share of common stock, par value $0.001 per share, and is governed by a Board of Directors. Unless otherwise stated, the shares of beneficial interest of each Delaware Trust and the Pennsylvania Trust and the shares of common stock of the Maryland Corporation are collectively referred to herein as "Shares". Unless otherwise stated, the Boards of Trustees or Trustees of each Delaware Trust and the Pennsylvania Trust and the Board of Directors or Directors of the Maryland Corporation are collectively referred to herein as the "Boards of Trustees" or "Trustees", respectively. The name in the left hand column below is the legal name for each Trust and each Fund and the name in the right hand column below is the abbreviated name as used in the Proxy Statement. The Fund's abbreviated name and the Trust's abbreviated name for purposes of this proxy are the same unless such Trust has multiple series or has names of series that differ from the Trust name.

                                    AC FUNDS

                                                                                                     NUMBER OF SHARES OUTSTANDING
           LEGAL NAME                                      ABBREVIATED NAME                             AS OF THE RECORD DATE
           ----------                                      ----------------                          ----------------------------
Van Kampen Comstock Fund             Comstock Fund                                                                    135,262,663
Van Kampen Corporate Bond Fund       Corporate Bond Fund                                                               36,871,939
Van Kampen Enterprise Fund           Enterprise Fund                                                                  149,315,976
Van Kampen Equity Income Fund        Equity Income Fund                                                               284,063,308
Van Kampen Global Managed Assets     Global Managed Assets Fund                                                         1,648,118
 Fund
Van Kampen Government Securities     Government Securities Fund                                                       183,019,606
 Fund
Van Kampen Growth and Income Fund    Growth and Income Fund                                                            77,039,557
Van Kampen Harbor Fund               Harbor Fund                                                                       27,634,421
Van Kampen High Income Corporate     High Income Corporate Bond Fund                                                  150,903,419
 Bond Fund
Van Kampen Life Investment Trust:    Life Investment Trust:
 Asset Allocation Portfolio          LIT Asset Allocation Portfolio                                                     4,555,118
 Comstock Portfolio                  LIT Comstock Portfolio                                                               126,801
 Domestic Income Portfolio           LIT Domestic Income Portfolio                                                      2,110,710
 Emerging Growth Portfolio           LIT Emerging Growth Portfolio                                                      3,763,510
 Enterprise Portfolio                LIT Enterprise Portfolio                                                           6,427,695
 Global Equity Portfolio             LIT Global Equity Portfolio                                                          236,493
 Government Portfolio                LIT Government Portfolio                                                           6,180,383
 Growth and Income Portfolio         LIT Growth and Income Portfolio                                                    3,103,086
 Money Market Portfolio              LIT Money Market Portfolio                                                        32,260,573
 Morgan Stanley Real Estate          LIT Real Estate Portfolio                                                         12,594,126
   Securities Portfolio
 Strategic Stock Portfolio           LIT Strategic Stock Portfolio                                                      2,418,249
Van Kampen Limited Maturity          Limited Maturity Government Fund                                                   4,313,056
 Government Fund
Van Kampen Pace Fund                 Pace Fund                                                                        252,390,619
Van Kampen Real Estate Securities    Real Estate Fund                                                                  12,155,249
 Fund
Van Kampen Reserve Fund              Reserve Fund                                                                   1,084,960,333
Van Kampen Tax-Exempt Trust:         Tax-Exempt Trust:
 Van Kampen High Yield Municipal     High Yield Municipal Fund                                                        138,868,481
   Fund
Van Kampen U.S. Government Trust     U.S. Government Trust for Income                                                  15,349,810
 for Income
Van Kampen World Portfolio Series    World Portfolio Series Trust:
 Trust:
 Van Kampen Global Government        Global Government Securities Fund                                                  5,761,467
   Securities Fund

                                    VK FUNDS

                                                                                                     NUMBER OF SHARES OUTSTANDING
           LEGAL NAME                                      ABBREVIATED NAME                             AS OF THE RECORD DATE
           ----------                                      ----------------                          ----------------------------
Van Kampen U.S. Government Trust:    U.S. Government Trust:
 Van Kampen U.S. Government Fund     U.S. Government Fund                                                             150,636,337
Van Kampen Tax Free Trust:           Tax Free Trust:
 Van Kampen Insured Tax Free         Insured Tax Free Income Fund                                                      66,885,950
   Income Fund
 Van Kampen Tax Free High Income     Tax Free High Income Fund                                                         76,735,482
   Fund
 Van Kampen California Insured       California Insured Tax Free Income Fund                                           12,206,899
   Tax Free Fund
 Van Kampen Municipal Income Fund    Municipal Income Fund                                                             60,935,731
 Van Kampen Intermediate Term        Intermediate Term Municipal Income Fund                                            4,457,794
   Municipal Income Fund
 Van Kampen Florida Insured Tax      Florida Insured Tax Free Income Fund                                               4,806,443
   Free Income Fund
 Van Kampen New York Tax Free        New York Tax Free Income Fund                                                      4,582,581
   Income Fund
Van Kampen Trust*                    VK Trust:
 Van Kampen High Yield Fund          High Yield Fund                                                                   43,819,125
 Van Kampen Strategic Income Fund    Strategic Income Fund                                                              8,787,383
Van Kampen Equity Trust:             Equity Trust:
 Van Kampen Utility Fund             Utility Fund                                                                       8,397,057
 Van Kampen Mid Cap Value Fund       Mid Cap Value Fund                                                                   126,549
 Van Kampen Great American           Great American Companies Fund                                                        129,773
   Companies Fund
 Van Kampen Growth Fund              Growth Fund                                                                        5,458,883
 Van Kampen Prospector Fund          Prospector Fund                                                                      145,669
 Van Kampen Aggressive Growth        Aggressive Growth Fund                                                            42,649,925
   Fund
 Van Kampen Small Cap Value Fund     Small Cap Value Fund                                                                 257,219
Van Kampen Pennsylvania Tax Free     Pennsylvania Fund                                                                 15,392,140
 Income Fund
Van Kampen Tax Free Money Fund       Tax Free Money Fund                                                               35,218,169

---------------
 * Shareholders of an additional series of this Van Kampen Trust, Van Kampen Short-Term Global Income Fund, are voting at a shareholders meeting to be held concurrently with this joint Meeting of the Funds listed herein with respect to the election of trustees of the Van Kampen Trust. The votes of the shareholders of such other series will be aggregated with the votes of the shareholders of the series voting at this Meeting when determining whether a nominee has received sufficient votes to be elected to the Board of Trustees.

                                    MS FUNDS

                                                                                                     NUMBER OF SHARES OUTSTANDING
             LEGAL NAME                                      ABBREVIATED NAME                           AS OF THE RECORD DATE
             ----------                                      ----------------                        ----------------------------
Van Kampen Series Fund, Inc.:                        Series Fund, Inc.:
 Van Kampen American Value Fund                      American Value Fund                                      41,298,066
 Van Kampen Asian Growth Fund                        Asian Growth Fund                                        13,792,287
 Van Kampen Emerging Markets Fund                    Emerging Markets Fund                                    12,426,795
 Van Kampen Equity Growth Fund                       Equity Growth Fund                                        4,260,785
 Van Kampen European Equity Fund                     European Equity Fund                                        790,851
 Van Kampen Focus Equity Fund                        Focus Equity Fund                                        13,227,572
   (formerly known as Van Kampen
   Aggregate Equity Fund)
 Van Kampen Global Equity Allocation                 Global Equity Allocation Fund                            33,365,615
   Fund
 Van Kampen Global Equity Fund                       Global Equity Fund                                       61,605,152
 Van Kampen Global Fixed Income Fund                 Global Fixed Income Fund                                    645,360
 Van Kampen Global Franchise Fund                    Global Franchise Fund                                       279,060
 Van Kampen High Yield & Total Return                High Yield & Total Return Fund                            3,338,072
   Fund
 Van Kampen International Magnum Fund                International Magnum Fund                                 7,381,634
 Van Kampen Latin American Fund                      Latin American Fund                                       4,849,329
 Van Kampen Value Fund                               Value Fund                                               21,684,281
 Van Kampen Worldwide High Income                    Worldwide High Income Fund                               19,498,575
   Fund

                                                                         ANNEX B

  The table below sets forth the year in which each incumbent nominee was elected or appointed to the Board of Trustees of each Fund.

                                      BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
                                      --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
Comstock Fund.......................    1991      1999    1995     1995      1995     1997    1979     1995     1999       1998
Corporate Bond Fund.................    1991      1999    1995     1995      1995     1997    1978     1995     1999       1998
Enterprise Fund.....................    1991      1999    1995     1995      1995     1997    1980     1995     1999       1998
Equity Income Fund..................    1991      1999    1995     1995      1995     1997    1978     1995     1999       1998
Global Managed Assets Fund..........    1993      1999    1995     1995      1995     1997    1993     1995     1999       1998
Government Securities Fund..........    1991      1999    1995     1995      1995     1997    1984     1995     1999       1998
Growth and Income Fund..............    1991      1999    1995     1995      1995     1997    1978     1995     1999       1998
Harbor Fund.........................    1991      1999    1995     1995      1995     1997    1979     1995     1999       1998
High Income Corporate Bond Fund.....    1991      1999    1995     1995      1995     1997    1979     1995     1999       1998
LIFE INVESTMENT TRUST
  LIT Asset Allocation Portfolio....    1991      1999    1995     1995      1995     1997    1987     1995     1999       1998
  LIT Comstock Portfolio............    1998      1999    1998     1998      1998     1998    1998     1998     1999       1998
  LIT Domestic Income Portfolio.....    1991      1999    1995     1995      1995     1997    1987     1995     1999       1998
  LIT Emerging Growth Portfolio.....    1995      1999    1995     1995      1995     1997    1995     1995     1999       1998
  LIT Enterprise Portfolio..........    1991      1999    1995     1995      1995     1997    1986     1995     1999       1998
  LIT Global Equity Portfolio.......    1995      1999    1995     1995      1995     1997    1995     1995     1999       1998
  LIT Government Portfolio..........    1991      1999    1995     1995      1995     1997    1986     1995     1999       1998
  LIT Growth and Income Portfolio...    1995      1999    1995     1995      1995     1997    1995     1995     1999       1998
  LIT Money Market Portfolio........    1991      1999    1995     1995      1995     1997    1986     1995     1999       1998
  LIT Real Estate Portfolio.........    1995      1999    1995     1995      1995     1997    1995     1995     1999       1998
  LIT Strategic Stock Portfolio.....    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998

                                      BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
                                      --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
Limited Maturity Government Fund....    1991      1999    1995     1995      1995     1997    1985     1995     1999       1998
Pace Fund...........................    1991      1999    1995     1995      1995     1997    1980     1995     1999       1998
Real Estate Fund....................    1994      1999    1995     1995      1995     1997    1994     1995     1999       1998
Reserve Fund........................    1991      1999    1995     1995      1995     1997    1978     1995     1999       1998
TAX-EXEMPT TRUST
  High Yield Municipal Fund.........    1991      1999    1995     1995      1995     1997    1984     1995     1999       1998
U.S. Government Trust for Income....    1992      1999    1995     1995      1995     1997    1992     1995     1999       1998
WORLD PORTFOLIO SERIES TRUST
  Global Government Securities
    Fund............................    1991      1999    1995     1995      1995     1997    1990     1995     1999       1998
U.S. GOVERNMENT TRUST
  U.S. Government Fund..............    1995      1999    1995     1993      1988     1997    1995     1988     1999       1998
TAX FREE TRUST
  Insured Tax Free Income Fund......    1995      1999    1995     1993      1984     1997    1995     1984     1999       1998
  Tax Free High Income Fund.........    1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  California Insured Tax Free Income
    Fund............................    1995      1999    1995     1993      1985     1997    1995     1985     1999       1998
  Municipal Income Fund.............    1995      1999    1995     1993      1990     1997    1995     1990     1999       1998
  Intermediate Term Municipal Income
    Fund............................    1995      1999    1995     1993      1993     1997    1995     1993     1999       1998
  Florida Insured Tax Free Income
    Fund............................    1995      1999    1995     1994      1994     1997    1995     1994     1999       1998
  New York Tax Free Income Fund.....    1995      1999    1995     1994      1994     1997    1995     1994     1999       1998
VK TRUST
  High Yield Fund...................    1995      1999    1995     1993      1986     1997    1995     1986     1999       1998
  Strategic Income Fund.............    1995      1999    1995     1993      1993     1997    1995     1993     1999       1998

                                      BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
                                      --------   ------   -----   -------   ------   ------   -----   ------   -------   --------
EQUITY TRUST
  Utility Fund......................    1995      1999    1995     1993      1993     1997    1995     1993     1999       1998
  Mid Cap Value Fund................    1995      1999    1995     1995      1995     1995    1995     1995     1999       1998
  Great American Companies Fund.....    1995      1999    1995     1995      1995     1997    1995     1995     1999       1998
  Growth Fund.......................    1995      1999    1995     1995      1995     1997    1995     1995     1999       1998
  Prospector Fund...................    1995      1999    1995     1995      1995     1997    1995     1995     1999       1998
  Aggressive Growth Fund............    1996      1999    1996     1996      1996     1997    1996     1996     1999       1998
  Small Cap Value Fund..............    1999      1999    1999     1999      1999     1999    1999     1999     1999       1999
Pennsylvania Fund...................    1995      1999    1995     1993      1987     1997    1995     1987     1999       1998
Tax Free Money Fund.................    1995      1999    1995     1993      1986     1997    1995     1986     1999       1998
SERIES FUND, INC.
  American Value Fund...............    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Asian Growth Fund.................    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Emerging Markets Fund.............    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Equity Growth Fund................    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  European Equity Fund..............    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Focus Equity Fund.................    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Global Equity Allocation Fund.....    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Global Equity Fund................    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Global Fixed Income Fund..........    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Global Franchise Fund.............    1998      1999    1998     1998      1998     1998    1998     1998     1999       1998
  High Yield & Total Return Fund....    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  International Magnum Fund.........    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Latin American Fund...............    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Value Fund........................    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998
  Worldwide High Income Fund........    1997      1999    1997     1997      1997     1997    1997     1997     1999       1998

                                                                         ANNEX C

                     AGGREGATE COMPENSATION BEFORE DEFERRAL
                        DURING FUND'S LAST FISCAL PERIOD

                                                           FISCAL
                         FUND+                            YEAR-END   BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO
                         -----                            --------   --------   ------   -----   -------   ------   ------   -----
Aggressive Growth Fund *................................    3/31      1,127         0    1,127    1,127    1,127      927    1,127
Great American Companies Fund *.........................    3/31        801         0     801       801      801      601      801
Growth Fund *...........................................    3/31        951         0     951       951      951      751      951
High Yield Fund *.......................................    3/31      1,253         0    1,253    1,253    1,253    1,053    1,253
Mid Cap Value Fund *....................................    3/31        801         0     801       801      801      601      801
Prospector Fund *.......................................    3/31        802         0     802       802      802      602      802
Strategic Income Fund *.................................    3/31        929         0     929       929      929      729      929
Utility Fund *..........................................    3/31        974         0     974       974      974      774      974
Global Government Securities Fund.......................    5/31      1,287       219    1,287    1,287    1,287    1,087    1,287
Reserve Fund............................................    5/31      2,398       547    2,398    2,398    2,398    2,198    2,398
American Value Fund.....................................    6/30      2,086       405    2,086    2,086    2,086    1,886    2,086
Asian Growth Fund.......................................    6/30      1,350       238    1,350    1,350    1,350    1,150    1,350
Focus Equity Fund.......................................    6/30      1,521       285    1,521    1,521    1,521    1,321    1,521
Emerging Markets Fund...................................    6/30      1,356       233    1,356    1,356    1,356    1,156    1,356
Equity Growth Fund......................................    6/30      1,241       215    1,241    1,241    1,241    1,041    1,241
European Equity Fund....................................    6/30      1,003       203    1,003    1,003    1,003      803    1,003
Global Equity Allocation Fund...........................    6/30      2,011       386    2,011    2,011    2,011    1,811    2,011
Global Equity Fund......................................    6/30      2,270       446    2,270    2,270    2,270    2,070    2,270
Global Fixed Income Fund................................    6/30      1,213       203    1,213    1,213    1,213    1,013    1,213
Global Franchise Fund...................................    6/30      1,000       200    1,000    1,000    1,000      800    1,000
High Yield & Total Return Fund..........................    6/30      1,254       214    1,254    1,254    1,254    1,054    1,254
International Magnum Fund...............................    6/30      1,374       238    1,374    1,374    1,374    1,174    1,374
Latin American Fund.....................................    6/30      1,283       218    1,283    1,283    1,283    1,083    1,283
Pace Fund...............................................    6/30      6,581     1,537    6,581    6,581    6,581    6,381    6,581
Tax Free Money Fund.....................................    6/30      1,252       213    1,252    1,252    1,252    1,052    1,252
Value Fund..............................................    6/30      1,593       280    1,593    1,593    1,593    1,393    1,593
Worldwide High Income Fund..............................    6/30      1,545       272    1,545    1,545    1,545    1,345    1,545
Corporate Bond Fund.....................................    8/31      1,324         0    1,124    1,324    1,324    1,324    1,324
High Income Corporate Bond Fund.........................    8/31      2,145         0    1,945    2,145    2,145    2,145    2,145
California Insured Tax Free Income Fund**...............    9/30      1,005         0     805     1,005    1,005    1,005    1,005


                         FUND+                            WHALEN   WOOLSEY   YOVOVICH
                         -----                            ------   -------   --------
Aggressive Growth Fund *................................  1,127         0       620
Great American Companies Fund *.........................    801         0       400
Growth Fund *...........................................    951         0       495
High Yield Fund *.......................................  1,253         0       694
Mid Cap Value Fund *....................................    801         0       400
Prospector Fund *.......................................    802         0       401
Strategic Income Fund *.................................    929         0       483
Utility Fund *..........................................    974         0       518
Global Government Securities Fund.......................  1,287       219       864
Reserve Fund............................................  2,398       547     1,784
American Value Fund.....................................  2,086       405     1,462
Asian Growth Fund.......................................  1,350       238       912
Focus Equity Fund.......................................  1,521       285     1,041
Emerging Markets Fund...................................  1,356       233       905
Equity Growth Fund......................................  1,241       215       839
European Equity Fund....................................  1,003       203       803
Global Equity Allocation Fund...........................  2,011       386     1,388
Global Equity Fund......................................  2,270       446     1,589
Global Fixed Income Fund................................  1,213       203       810
Global Franchise Fund...................................  1,000       200       800
High Yield & Total Return Fund..........................  1,254       214       841
International Magnum Fund...............................  1,374       238       925
Latin American Fund.....................................  1,283       218       853
Pace Fund...............................................  6,581     1,537     4,781
Tax Free Money Fund.....................................  1,252       213       840
Value Fund..............................................  1,593       280     1,078
Worldwide High Income Fund..............................  1,545       272     1,037
Corporate Bond Fund.....................................  1,324         0         0
High Income Corporate Bond Fund.........................  2,145         0         0
California Insured Tax Free Income Fund**...............  1,005         0         0

                                                           FISCAL
                         FUND+                            YEAR-END   BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   SISTO
                         -----                            --------   --------   ------   -----   -------   ------   ------   -----
Florida Insured Tax Free Income Fund**..................    9/30        858         0     658       858      858      858      858
Government Securities Fund**............................    9/30      3,216         0    3,016    3,216    3,216    3,216    3,216
Insured Tax Free Income Fund**..........................    9/30      2,352         0    2,152    2,352    2,352    2,352    2,352
Intermediate Term Municipal Income Fund**...............    9/30        841         0     641       841      841      841      841
Municipal Income Fund**.................................    9/30      1,931         0    1,731    1,931    1,931    1,931    1,931
New York Tax Free Income Fund**.........................    9/30        842         0     642       842      842      842      842
Pennsylvania Fund**.....................................    9/30      1,116         0     916     1,116    1,116    1,116    1,116
Tax Free High Income Fund**.............................    9/30      1,961         0    1,761    1,961    1,961    1,961    1,961
U.S. Government Trust for Income........................    9/30      1,287         0    1,087    1,287    1,287    1,287    1,287
Growth and Income Fund..................................   11/30      3,199         0    2,999    3,199    3,199    3,199    3,199
High Yield Municipal Fund...............................   11/30      3,331         0    3,131    3,331    3,331    3,331    3,331
Comstock Fund...........................................   12/31      3,930         0    3,730    3,930    3,930    3,930    3,930
Enterprise Fund.........................................   12/31      5,138         0    4,938    5,138    5,138    5,138    5,138
Equity Income Fund......................................   12/31      3,984         0    3,784    3,984    3,984    3,984    3,984
Global Managed Assets Fund..............................   12/31      1,236         0    1,036    1,236    1,236    1,236    1,236
Harbor Fund.............................................   12/31      1,904         0    1,704    1,904    1,904    1,904    1,904
Limited Maturity Government Fund........................   12/31      1,236         0    1,036    1,236    1,236    1,236    1,236
LIT Asset Allocation Portfolio..........................   12/31      1,297         0    1,097    1,297    1,297    1,297    1,297
LIT Domestic Income Portfolio...........................   12/31      1,225         0    1,025    1,225    1,225    1,225    1,225
LIT Emerging Growth Portfolio...........................   12/31      1,225         0    1,025    1,225    1,225    1,225    1,225
LIT Enterprise Portfolio................................   12/31      1,364         0    1,164    1,364    1,364    1,364    1,364
LIT Global Equity Portfolio.............................   12/31      1,204         0    1,004    1,204    1,204    1,204    1,204
LIT Government Portfolio................................   12/31      1,283         0    1,083    1,283    1,283    1,283    1,283
LIT Growth and Income Portfolio.........................   12/31      1,229         0    1,029    1,229    1,229    1,229    1,229
LIT Real Estate Portfolio...............................   12/31      1,614         0    1,414    1,614    1,614    1,614    1,614
LIT Money Market Portfolio..............................   12/31      1,233         0    1,033    1,233    1,233    1,233    1,233
LIT Strategic Stock Portfolio...........................   12/31      1,214         0    1,014    1,214    1,214    1,214    1,214
Real Estate Fund........................................   12/31      1,417         0    1,217    1,417    1,417    1,417    1,417
U.S. Government Fund....................................   12/31      5,117         0    4,917    5,117    5,117    5,117    5,117


                         FUND+                            WHALEN   WOOLSEY   YOVOVICH
                         -----                            ------   -------   --------
Florida Insured Tax Free Income Fund**..................    858         0         0
Government Securities Fund**............................  3,216         0         0
Insured Tax Free Income Fund**..........................  2,352         0         0
Intermediate Term Municipal Income Fund**...............    841         0         0
Municipal Income Fund**.................................  1,931         0         0
New York Tax Free Income Fund**.........................    842         0         0
Pennsylvania Fund**.....................................  1,116         0         0
Tax Free High Income Fund**.............................  1,961         0         0
U.S. Government Trust for Income........................  1,287         0         0
Growth and Income Fund..................................  3,199         0       690
High Yield Municipal Fund...............................  3,331         0       764
Comstock Fund...........................................  3,930         0       878
Enterprise Fund.........................................  5,138         0     1,124
Equity Income Fund......................................  3,984         0       913
Global Managed Assets Fund..............................  1,236         0       209
Harbor Fund.............................................  1,904         0       360
Limited Maturity Government Fund........................  1,236         0       209
LIT Asset Allocation Portfolio..........................  1,297         0       223
LIT Domestic Income Portfolio...........................  1,225         0       206
LIT Emerging Growth Portfolio...........................  1,225         0       209
LIT Enterprise Portfolio................................  1,364         0       239
LIT Global Equity Portfolio.............................  1,204         0       201
LIT Government Portfolio................................  1,283         0       223
LIT Growth and Income Portfolio.........................  1,229         0       210
LIT Real Estate Portfolio...............................  1,614         0       286
LIT Money Market Portfolio..............................  1,233         0       210
LIT Strategic Stock Portfolio...........................  1,214         0       206
Real Estate Fund........................................  1,417         0       250
U.S. Government Fund....................................  5,117         0     1,163

-------------------------

 + Each of the Small Cap Value Fund and LIT Comstock Portfolio commenced operations in 1999 and had no historical information to report as of a fiscal year ending on or before June 30, 1999.
 * Each of these Funds recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.
** Each of these Funds recently changed its fiscal year-end from December 31 to September 30. The information reported in this column represents information for the fiscal year ended December 31, 1998.

                                                                         ANNEX D

                        AGGREGATE COMPENSATION DEFERRED
                        DURING FUND'S LAST FISCAL PERIOD

                                               FISCAL
                   FUND+                      YEAR-END   BRANAGAN   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
                   -----                      --------   --------   -----   -------   ------   ------   -----   ------   --------
Aggressive Growth Fund*.....................    3/31      1,127     1,127      564    1,127      927      564   1,127       321
Great American Companies Fund*..............    3/31        801      801       401      801      601      401     801       200
Growth Fund*................................    3/31        951      951       476      951      751      476     951       250
High Yield Fund*............................    3/31      1,253     1,253      627    1,253    1,053      627   1,253       344
Mid Cap Value Fund*.........................    3/31        801      801       401      801      601      401     801       200
Prospector Fund*............................    3/31        802      802       487      802      602      487     802       200
Strategic Income Fund*......................    3/31        929      929       465      929      729      465     929       240
Utility Fund*...............................    3/31        974      974       487      974      774      487     974       259
Global Government Securities Fund...........    5/31      1,287     1,287      644    1,287    1,087      644   1,287       639
Reserve Fund................................    5/31      2,398     2,398    1,199    2,398    2,198    1,199   2,398     1,200
American Value Fund.........................    6/30      2,086     2,086    1,043    2,086    1,886    1,043   2,086     1,036
Asian Growth Fund...........................    6/30      1,350     1,350      675    1,350    1,150      675   1,350       676
Focus Equity Fund...........................    6/30      1,521     1,521      761    1,521    1,321      761   1,521       766
Emerging Markets Fund.......................    6/30      1,356     1,356      678    1,356    1,156      678   1,356       667
Equity Growth Fund..........................    6/30      1,241     1,241      621    1,241    1,041      621   1,241       629
European Equity Fund........................    6/30      1,003     1,003      502    1,003      803      502   1,003       602
Global Equity Allocation Fund...............    6/30      2,011     2,011    1,006    2,011    1,811    1,006   2,011       985
Global Equity Fund..........................    6/30      2,270     2,270    1,135    2,270    2,070    1,135   2,270     1,121
Global Fixed Income Fund....................    6/30      1,213     1,213      607    1,213    1,013      607   1,213       606
Global Franchise Fund.......................    6/30      1,000     1,000      500    1,000      800      500   1,000       600
High Yield & Total Return Fund..............    6/30      1,254     1,254      627    1,254    1,054      627   1,254       627
International Magnum Fund...................    6/30      1,374     1,374      687    1,374    1,174      687   1,374       682
Latin American Fund.........................    6/30      1,283     1,283      642    1,283    1,083      642   1,283       634
Pace Fund...................................    6/30      6,581     6,581    3,291    6,581    6,381    3,291   6,581     3,311
Tax Free Money Fund.........................    6/30      1,252     1,252      626    1,252    1,052      626   1,252       626
Value Fund..................................    6/30      1,593     1,593      797    1,593    1,393      797   1,593       778
Worldwide High Income Fund..................    6/30      1,545     1,545      773    1,545    1,345      773   1,545       752
Corporate Bond Fund.........................    8/31      1,324     1,124      662    1,324    1,324      662   1,324         0
High Income Corporate Bond Fund.............    8/31      2,145     1,945    1,073    2,145    2,145    1,073   2,145         0
California Insured Tax Free Income Fund**...    9/30      1,005      805       503    1,005    1,005      503   1,005         0

                                               FISCAL
                   FUND+                      YEAR-END   BRANAGAN   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
                   -----                      --------   --------   -----   -------   ------   ------   -----   ------   --------
Florida Insured Tax Free Income Fund**......    9/30        858      658       429      858      858     429      858        0
Government Securities Fund**................    9/30      3,216     3,016    1,608    3,216    3,216    1,608   3,216        0
Insured Tax Free Income Fund**..............    9/30      2,352     2,152    1,176    2,352    2,352    1,176   2,352        0
Intermediate Term Municipal Income Fund**...    9/30        841      641       421      841      841     421      841        0
Municipal Income Fund**.....................    9/30      1,931     1,731      966    1,931    1,931     966    1,931        0
New York Tax Free Income Fund**.............    9/30        842      642       421      842      842     421      842        0
Pennsylvania Fund**.........................    9/30      1,116      916       558    1,116    1,116     558    1,116        0
Tax Free High Income Fund**.................    9/30      1,961     1,761      981    1,961    1,961     981    1,961        0
U.S. Government Trust for Income............    9/30      1,287     1,087      644    1,287    1,287     644    1,287        0
Growth and Income Fund......................   11/30      3,199     2,999    1,600    3,199    3,199    1,600   3,199        0
High Yield Municipal Fund...................   11/30      3,331     3,131    1,666    3,331    3,331    1,666   3,331        0
Comstock Fund...............................   12/31      3,930     3,730    1,965    3,930    3,930    1,965   3,930        0
Enterprise Fund.............................   12/31      5,138     4,938    2,569    5,138    5,138    2,569   5,138        0
Equity Income Fund..........................   12/31      3,984     3,784    1,992    3,984    3,984    1,992   3,984        0
Global Managed Assets Fund..................   12/31      1,236     1,036      618    1,236    1,236     618    1,236        0
Harbor Fund.................................   12/31      1,904     1,704      952    1,904    1,904     952    1,904        0
Limited Maturity Government Fund............   12/31      1,280     1,080      640    1,280    1,280     640    1,280        0
LIT Asset Allocation Portfolio..............   12/31      1,297     1,097      649    1,297    1,297     649    1,297        0
LIT Domestic Income Portfolio...............   12/31      1,225     1,025      613    1,225    1,225     613    1,225        0
LIT Emerging Growth Portfolio...............   12/31      1,225     1,025      613    1,225    1,225     613    1,125        0
LIT Enterprise Portfolio....................   12/31      1,364     1,164      682    1,364    1,364     682    1,364        0
LIT Global Equity Portfolio.................   12/31      1,204     1,004      602    1,204    1,204     602    1,204        0
LIT Government Portfolio....................   12/31      1,283     1,083      642    1,283    1,283     642    1,283        0
LIT Growth and Income Portfolio.............   12/31      1,229     1,029      615    1,229    1,229     615    1,229        0
LIT Real Estate Portfolio...................   12/31      1,614     1,414      807    1,614    1,614     807    1,614        0
LIT Money Market Portfolio..................   12/31      1,233     1,033      617    1,233    1,233     617    1,233        0
LIT Strategic Stock Portfolio...............   12/31      1,214     1,014      607    1,214    1,214     607    1,214        0
Real Estate Fund............................   12/31      1,417     1,217      709    1,417    1,417     709    1,417        0
U.S. Government Fund........................   12/31      5,117     4,917    2,559    5,117    5,117    2,559   5,117        0

-------------------------

 + Each of the Small Cap Value Fund and LIT Comstock Portfolio commenced operations in 1999 and had no historical information to report as of a fiscal year ending on or before June 30, 1999.
 * Each of these Funds recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.
** Each of these Funds recently changed its fiscal year-end from December 31 to September 30. The information reported in this column represents information for the fiscal year ended December 31, 1998.

                                                                         ANNEX E

             CUMULATIVE DEFERRED COMPENSATION (INCLUDING INTEREST)
                    AS OF THE FUND'S LAST FISCAL PERIOD END

                                                   FISCAL
                     FUND+                        YEAR-END   BRANAGAN   CARUSO*   CHOATE   GAUGHAN*   HEAGY    KENNEDY   LIPSHIE*
                     -----                        --------   --------   -------   ------   --------   -----    -------   --------
Aggressive Growth Fund..........................    3/31       8,513         0      n/a         0     8,065     3,763         0
Great American Companies Fund...................    3/31       3,651         0      n/a         0     2,543     2,534         0
Growth Fund.....................................    3/31       6,400         0      n/a         0     5,121     4,047         0
High Yield Fund.................................    3/31       7,789         0      n/a     2,107     9,678    16,380         0
Mid Cap Value Fund..............................    3/31       3,651         0      n/a         0     2,543     2,534         0
Prospector Fund.................................    3/31       3,652         0      n/a         0     2,544     2,535         0
Strategic Income Fund...........................    3/31       7,145         0      n/a     2,107     9,064    16,029         0
Utility Fund....................................    3/31       7,219       465      n/a     2,107     9,133    16,069         0
Global Government Securities Fund...............    5/31       4,203     1,240      n/a       200     4,823     3,166         0
Reserve Fund....................................    5/31       6,647     1,784      n/a       302     7,675     4,865         0
American Value Fund.............................    6/30       3,521         0        0         0     3,095     1,838         0
Asian Growth Fund...............................    6/30       2,435         0        0         0     2,070     1,273         0
Focus Equity Fund...............................    6/30       2,637         0        0         0     2,262     1,378         0
Emerging Markets Fund...........................    6/30       2,490         0        0         0     2,121     1,302         0
Equity Growth Fund..............................    6/30       1,434         0        0         0     1,360       745         0
European Equity Fund............................    6/30       1,153         0        0         0     1,095       597         0
Global Equity Allocation Fund...................    6/30       6,498         0        0       311     6,816     4,585         0
Global Equity Fund..............................    6/30       3,998         0        0         0     3,541     2,088         0
Global Fixed Income Fund........................    6/30       2,152         0        0         0     1,804     1,126         0
Global Franchise Fund...........................    6/30       1,150         0        0         0     1,092       596         0
High Yield & Total Return Fund..................    6/30       2,212         0        0         0     1,861     1,157         0
International Magnum Fund.......................    6/30       2,421         0        0         0     2,057     1,266         0
Latin American Fund.............................    6/30       2,342         0        0         0     1,982     1,225         0
Pace Fund.......................................    6/30      20,399         0        0     1,719     25,142   16,520         0
Tax Free Money Fund.............................    6/30       8,031    13,502        0     1,841     9,923    16,951         0
Value Fund......................................    6/30       2,827         0        0         0     2,439     1,478         0
Worldwide High Income Fund......................    6/30       2,773         0        0         0     2,388     1,450         0
Corporate Bond Fund.............................    8/31       2,470     3,100        0       215     3,207     1,873         0
High Income Corporate Bond Fund.................    8/31       3,788     4,789        0       360     5,242     3,024         0
California Insured Tax Free Income Fund.........    9/30       5,320         0        0     1,985     7,393    11,446         0
Florida Insured Tax Free Income Fund............    9/30       5,183         0        0       927     7,254     7,093         0
Government Securities Fund......................    9/30      10,209    19,729        0     1,142     15,205    8,857         0
Insured Tax Free Income Fund....................    9/30       6,579     2,695        0     1,985     8,672    12,057       212
Intermediate Term Municipal Income Fund.........    9/30       5,166         0        0     1,985     7,238    11,372         0
Municipal Income Fund...........................    9/30       7,043     5,804        0       961     9,700    15,366       961


                     FUND+                        MILLER*   NELSON   REES*    ROBINSON*   ROONEY   SISTO    VERNON*   WHALEN
                     -----                        -------   ------   -----    ---------   ------   -----    -------   ------
Aggressive Growth Fund..........................   2,309    12,023        0     7,291     4,418     3,091        0    10,063
Great American Companies Fund...................   1,474    5,695       335     3,098     2,130     1,331        0    4,975
Growth Fund.....................................   1,474    8,966       335     5,415     4,106     2,557        0    7,753
High Yield Fund.................................  10,065    22,145    2,816    16,377     4,422     2,941        0    18,589
Mid Cap Value Fund..............................   1,474    5,695       335     3,098     2,130     1,331        0    4,975
Prospector Fund.................................   1,474    5,696       335     3,098     2,131     1,331        0    4,976
Strategic Income Fund...........................  10,065    21,424    2,936    16,377     3,738     2,640        0    17,939
Utility Fund....................................  10,065    21,507    2,936    16,377     3,815     4,256        0    18,013
Global Government Securities Fund...............   1,612    6,768       234     3,154     2,731     7,162        0    5,996
Reserve Fund....................................   2,288    10,399   31,195     4,468     4,722    10,737        0    9,237
American Value Fund.............................       0    4,068         0         0     3,371     1,626        0    3,506
Asian Growth Fund...............................       0    2,810         0         0     2,266     1,122        0    2,425
Focus Equity Fund...............................       0    3,048         0         0     2,470     1,217        0    2,625
Emerging Markets Fund...........................       0    2,872         0         0     2,323     1,145        0    2,480
Equity Growth Fund..............................       0    1,678         0         0     1,227       678        0    1,424
European Equity Fund............................       0    1,339         0         0       937       549        0    1,143
Global Equity Allocation Fund...................   1,715    9,797         0     3,510     4,980     8,854        0    8,347
Global Equity Fund..............................       0    4,600         0         0     3,861     1,841        0    3,981
Global Fixed Income Fund........................       0    2,491         0         0     1,977       993        0    2,143
Global Franchise Fund...........................       0    1,336         0         0       934       547        0    1,139
High Yield & Total Return Fund..................       0    2,560         0         0     2,037     1,020        0    2,203
International Magnum Fund.......................       0    2,799         0         0     2,250     1,116        0    2,410
Latin American Fund.............................       0    2,704         0         0     2,172     1,078        0    2,333
Pace Fund.......................................   6,992    33,473   62,135    15,694     15,080   76,253        0    28,464
Tax Free Money Fund.............................  10,625    23,801        0         0     4,170     2,898        0    19,567
Value Fund......................................       0    3,265         0         0     2,667     1,302        0    2,815
Worldwide High Income Fund......................       0    3,201         0         0     2,612     1,276        0    2,761
Corporate Bond Fund.............................   1,380    3,742    19,034     2,443     1,417    11,356    1,744    3,917
High Income Corporate Bond Fund.................   2,155    5,856    31,551     3,803     2,261    20,132    2,988    5,835
California Insured Tax Free Income Fund.........   9,164    16,513        0    13,380     2,492     2,035        0    14,067
Florida Insured Tax Free Income Fund............   5,817    11,846        0     9,599     2,354     1,967        0    10,870
Government Securities Fund......................   6,721    17,636   88,062    12,923     5,608    63,629    6,816    17,053
Insured Tax Free Income Fund....................   9,164    17,744        0    13,380     3,758     4,177      327    15,328
Intermediate Term Municipal Income Fund.........   9,164    16,363        0    13,380     2,337     1,959        0    13,913
Municipal Income Fund...........................  12,382    22,215    7,502    17,483     3,622     8,799    1,287    19,040


                     FUND+                        YOVOVICH
                     -----                        --------
Aggressive Growth Fund..........................     335
Great American Companies Fund...................     208
Growth Fund.....................................     260
High Yield Fund.................................     359
Mid Cap Value Fund..............................     208
Prospector Fund.................................     208
Strategic Income Fund...........................     250
Utility Fund....................................     270
Global Government Securities Fund...............     656
Reserve Fund....................................   1,237
American Value Fund.............................   1,119
Asian Growth Fund...............................     725
Focus Equity Fund...............................     823
Emerging Markets Fund...........................     715
Equity Growth Fund..............................     674
European Equity Fund............................     645
Global Equity Allocation Fund...................   1,063
Global Equity Fund..............................   1,212
Global Fixed Income Fund........................     649
Global Franchise Fund...........................     642
High Yield & Total Return Fund..................     672
International Magnum Fund.......................     732
Latin American Fund.............................     679
Pace Fund.......................................   3,603
Tax Free Money Fund.............................     671
Value Fund......................................     838
Worldwide High Income Fund......................     808
Corporate Bond Fund.............................       0
High Income Corporate Bond Fund.................       0
California Insured Tax Free Income Fund.........       0
Florida Insured Tax Free Income Fund............       0
Government Securities Fund......................       0
Insured Tax Free Income Fund....................       0
Intermediate Term Municipal Income Fund.........       0
Municipal Income Fund...........................       0

                                                   FISCAL
                     FUND+                        YEAR-END   BRANAGAN   CARUSO*   CHOATE   GAUGHAN*   HEAGY    KENNEDY   LIPSHIE*
                     -----                        --------   --------   -------   ------   --------   -----    -------   --------
New York Tax Free Income Fund...................    9/30       2,288         0        0       295     1,814     3,430         0
Pennsylvania Fund...............................    9/30       5,424         0        0     7,099     7,499    11,497         0
Tax Free High Income Fund.......................    9/30       6,211         0        0     1,985     8,299    11,879         0
U.S. Government Trust for Income................    9/30       2,758     2,538        0       264     3,689     2,211         0
Growth and Income Fund..........................   11/30       5,941     5,683      n/a     1,725     7,501    11,361     1,384
High Yield Municipal Fund.......................   11/30       6,714     4,577      n/a       448     8,576     4,985       263
Comstock Fund...................................   12/31       8,550    12,501      n/a       844     11,243    7,063     2,666
Enterprise Fund.................................   12/31      10,166    11,859      n/a       932     13,055    8,184     2,952
Equity Income Fund..............................   12/31       8,421     5,898      n/a       909     10,001    9,302     1,360
Global Managed Assets Fund......................   12/31       2,949       945      n/a       207     3,487     2,289         0
Harbor Fund.....................................   12/31       4,778     5,375      n/a       383     6,131     3,959     1,588
Limited Maturity Government Fund................   12/31       3,080     2,570      n/a     1,632     3,649    10,185         0
LIT Asset Allocation Portfolio..................   12/31       3,267     3,805      n/a       249     3,706     2,423       103
LIT Domestic Income Portfolio...................   12/31       3,120     2,677      n/a       185     3,445     2,252        41
LIT Emerging Growth Portfolio...................   12/31       3,038         0      n/a       270     3,360     2,180         0
LIT Enterprise Portfolio........................   12/31       3,355     5,123      n/a       334     3,925     2,592       224
LIT Global Equity Portfolio.....................   12/31       3,015         0      n/a       225     3,333     2,168         0
LIT Government Portfolio........................   12/31       3,251     2,645      n/a       190     3,599     2,328       249
LIT Growth and Income Portfolio.................   12/31       1,359         0      n/a         0     1,116       706         0
LIT Real Estate Portfolio.......................   12/31       3,486         0      n/a       209     4,057     2,674         0
LIT Money Market Portfolio......................   12/31       3,076     2,207      n/a       167     3,356     2,201       222
LIT Strategic Stock Portfolio...................   12/31       1,342         0      n/a         0     1,099       697         0
Real Estate Fund................................   12/31       3,281     1,015      n/a       221     3,923     2,646         0
U.S. Government Fund............................   12/31      10,889         0      n/a     2,115     12,925   16,729         0


                     FUND+                        MILLER*   NELSON   REES*    ROBINSON*   ROONEY   SISTO    VERNON*   WHALEN
                     -----                        -------   ------   -----    ---------   ------   -----    -------   ------
New York Tax Free Income Fund...................   2,344    5,111         0     3,740     1,700       958        0    4,413
Pennsylvania Fund...............................   9,164    16,615        0    13,380     2,596     2,085        0    14,171
Tax Free High Income Fund.......................   9,164    17,384        0    13,380     3,388     2,473        0    14,960
U.S. Government Trust for Income................   1,687    4,523       288     3,090     1,543     5,854        0    4,386
Growth and Income Fund..........................   7,773    15,817   20,760    10,732     4,253    19,208    1,821    13,298
High Yield Municipal Fund.......................   3,009    9,895         0     5,570     4,630     5,129      433    9,746
Comstock Fund...................................   3,992    13,604   38,075     8,203     6,053    38,439    3,458    12,591
Enterprise Fund.................................   4,297    15,670   39,830     8,570     7,540    37,149    3,828    14,549
Equity Income Fund..............................   6,080    15,855   19,481    10,125     5,833    20,186    1,768    14,225
Global Managed Assets Fund......................   1,436    4,669       402     2,733     1,956     2,176        0    4,302
Harbor Fund.....................................   2,522    7,882    23,206     4,947     3,133    19,940    2,101    7,266
Limited Maturity Government Fund................   7,423    12,596    6,987     9,408     2,033     8,481      370    9,913
LIT Asset Allocation Portfolio..................   1,652    4,552     4,632     3,075     2,052     9,681      259    4,684
LIT Domestic Income Portfolio...................   1,585    4,855     3,837     2,876     1,943     8,279      188    4,469
LIT Emerging Growth Portfolio...................   1,484    4,646       181     2,775     1,917     1,107        0    4,279
LIT Enterprise Portfolio........................   1,740    5,287     5,829     3,293     2,129    11,532      354    4,870
LIT Global Equity Portfolio.....................   1,493    4,634       178     2,744     1,893     1,096        0    4,267
LIT Government Portfolio........................   1,647    5,061     6,424     2,995     2,035     8,510      390    4,660
LIT Growth and Income Portfolio.................       0    1,439         0         0     1,414       638        0    1,371
LIT Real Estate Portfolio.......................   1,589    5,240       191     2,923     2,368     1,309        0    4,847
LIT Money Market Portfolio......................   1,598    4,824     5,864     2,777     1,927     7,620      355    4,441
LIT Strategic Stock Portfolio...................       0    1,422         0         0     1,397       631        0    1,354
Real Estate Fund................................   1,659    5,127       201     3,025     2,139     2,537        0    4,729
U.S. Government Fund............................  11,008    24,571    3,125    16,819     7,818     4,427        0    21,429


                     FUND+                        YOVOVICH
                     -----                        --------
New York Tax Free Income Fund...................       0
Pennsylvania Fund...............................       0
Tax Free High Income Fund.......................       0
U.S. Government Trust for Income................       0
Growth and Income Fund..........................       0
High Yield Municipal Fund.......................       0
Comstock Fund...................................       0
Enterprise Fund.................................       0
Equity Income Fund..............................       0
Global Managed Assets Fund......................       0
Harbor Fund.....................................       0
Limited Maturity Government Fund................       0
LIT Asset Allocation Portfolio..................       0
LIT Domestic Income Portfolio...................       0
LIT Emerging Growth Portfolio...................       0
LIT Enterprise Portfolio........................       0
LIT Global Equity Portfolio.....................       0
LIT Government Portfolio........................       0
LIT Growth and Income Portfolio.................       0
LIT Real Estate Portfolio.......................       0
LIT Money Market Portfolio......................       0
LIT Strategic Stock Portfolio...................       0
Real Estate Fund................................       0
U.S. Government Fund............................       0

-------------------------
+ Each of the Small Cap Value Fund and LIT Comstock Portfolio commenced operations in 1999 and has no historical information to report as of a fiscal year ending on or before June 30, 1999.

* The trustees marked with an asterisk are former trustees who have remaining deferred compensation in the Funds.

                                                                         ANNEX F
                            5% BENEFICIAL OWNERSHIP
                            (AS OF OCTOBER 21, 1999)

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
COMSTOCK FUND     Edward Jones & Co.              B          1,000,104      5.08%
                  Attn: Mutual Fund               C            300,136      8.09%
                  201 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     C            396,756     10.69%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
CORPORATE BOND    Edward Jones & Co.              A          1,536,786      5.83%
FUND              Attn: Mutual Fund               C            116,134      5.42%
                  210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     C            249,493     11.64%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
ENTERPRISE FUND   Edward Jones & Co.              A          7,063,253      6.89%
                  Attn: Mutual Fund               C          4,737,018      5.64%
                  210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
EQUITY INCOME     Edward Jones & Co.              A         14,908,265     11.96%
FUND              Attn: Mutual Fund               C            849,661      5.89%
                  210 Progress Pkwy
                  Maryland Hts., MO 63043-3009

F-1

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  MLPF&S for the Sole Benefit     A          9,259,369      7.43%
                  of its Customers                C          1,389,434      9.64%
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
HARBOR FUND       MLPF&S for the Sole Benefit     C             29,176      7.37%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
HIGH INCOME       Edward Jones & Co.              A          5,414,668      6.37%
CORPORATE BOND    Attn: Mutual Fund               C            918,977      7.99%
FUND              210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     B          3,266,192      5.99%
                  of its Customers                C          1,248,654     15.86%
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl. Jacksonville, FL
                  32246-6484
GROWTH AND        Edward Jones & Co.              A          9,167,039     18.26%
 INCOME
FUND              Attn: Mutual Fund               B          1,686,445      6.96%
                  210 Progress Pkwy               C            356,406     13.51%
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     C            218,634      8.28%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484

F-2

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
GOVERNMENT        MLPF&S for the Sole Benefit     A          8,664,470      5.05%
SECURITIES FUND   of its Customers                C            140,610      7.27%
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl. Jacksonville, FL
                  32246-6484
GLOBAL MANAGED    Edward Jones & Co.              A             88,768     13.46%
ASSETS FUND       Attn: Mutual Fund               C              8,615      5.50%
                  210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     B             47,232      5.67%
                  of its Customers                C             28,732     18.35%
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
                  Roselle V. Anderson TR          C              8,612      5.50%
                  Anderson Trust DTD 2/8/89
                  3234 Rossmoor Pkwy
                  Walnut Creek, CA 94595-3838
UTILITY FUND      Edward Jones & Co.              A          1,117,379     32.00%
                  Attn: Mutual Fund               B            286,480      6.30%
                  210 Progress Pkwy               C             45,367     12.57%
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     C             30,717      8.51%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
STRATEGIC INCOME  Edward Jones & Co.              A          1,246,184     35.90%
FUND              Attn: Mutual Fund               B            413,601      8.31%
                  210 Progress Pkwy               C             19,340      5.62%
                  Maryland Hts., MO 63043-3009

F-3

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  MLPF&S for the Sole Benefit     B            550,065     11.06%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
HIGH YIELD FUND   Edward Jones & Co.              A          6,142,716     21.55%
                  Attn: Mutual Fund               B            817,666      5.90%
                  210 Progress Pkwy               C            206,416     14.04%
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     B            807,187      5.83%
                  of its Customers                C            262,170     17.83%
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
NEW YORK TAX      First Clearing Corp.            A            224,193      9.40%
FREE INCOME FUND  John B. Rosenmiller
                  116 Franklin St
                  New York, NY 10013-2910
                  Advanced Clearing               A            210,194      8.81%
                  P. O. Box 2226
                  Omaha, NE 68103-2226
                  PaineWebber f/b/o               C             33,410      9.62%
                  Mrs. D. Riklis
                  1020 Park Ave
                  New York, NY 10028-0913
                  MLPF&S for the Sole Benefit     C             31,898      9.19%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
                  Salomon Smith Barney Inc.       C             28,023      8.07%
                  333 W. 34th St
                  New York, NY 10001-2483

F-4

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
FLORIDA INSURED   Edward Jones & Co.              A            274,646     10.63%
TAX FREE INCOME   Attn: Mutual Fund
FUND              210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  Prudential Securities f/b/o     A            163,811      6.34%
                  Kenneth Levine
                  1300 S. Ocean Blvd
                  Pompano Beach, FL 33062-6900
                  MLPF&S for the Sole Benefit     C             42,501     20.31%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2(nd)
                  Fl.
                  Jacksonville, FL 32246-6484
                  NFSC f/b/o Anthony Medici       C             19,460      9.30%
                  11439 SW Courtney Dr.
                  Arcadia, FL 34266-8496
                  NFSC f/b/o Alfred L. Kennan     C             13,092      6.25%
                  Tr.
                  5867 Wydewood Lakes Ct.
                  Fort Myers, FL 33919
                  NFSC f/b/o Juergen Haar         C             11,573      5.53%
                  7148 Estero Blvd
                  Ft. Myers Beach, FL 33931-
                  4723
INTERMEDIATE      Edward Jones & Co.              A            509,876     17.60%
 TERM
MUNICIPAL INCOME  Attn: Mutual Fund               B             56,232      5.45%
FUND              210 Progress Pkwy               C             84,618     15.97%
                  Maryland Hts., MO 63043-3009
                  Barbara J. Rauman 1999 Trust    A            290,552     10.03%
                  3 Hampton Ct
                  DeKalb, IL 60115-4920
                  First Clearing Corp.            A            153,057      5.28%
                  1799 Sabal Palm Drive
                  Boca Raton, FL 33432-7424

F-5

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Sea Gardens Beach and Tennis    C             49,171      9.28%
                  Resort Condo Assoc. Inc.
                  Waterfalls c/o Ken Paul
                  6400 N. Andrews Ave.
                  Ft. Lauderdale, FL 33309-2172
                  Stanson Chemicals Trust         C             48,636      9.18%
                  2 N. Hackensack Ave
                  Kearny, NJ 07032-4611
                  Sea Gardens Beach and Tennis    C             41,154      7.76%
                  Resort Condo Assoc.
                  Ocean View c/o Ken Paul
                  6400 N. Andrews Ave.
                  Ft. Lauderdale, FL 33309-2172
                  MLPF&S for the Sole Benefit     C             34,467      6.50%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
MUNICIPAL INCOME  Edward Jones & Co.              A          8,044,753     15.35%
FUND              Attn: Mutual Fund               B            438,030      5.99%
                  210 Progress Pkwy               C             98,666      8.08%
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     C            104,073      8.53%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2(nd)
                  Fl
                  Jacksonville, FL 32246-6484
CALIFORNIA        Edward Jones & Co.              A            491,202      5.41%
 INSURED
TAX FREE INCOME   Attn: Mutual Fund               C             27,560      6.28%
FUND              210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  Salomon Smith Barney Inc.       C             57,055     13.00%
                  333 W. 34th St
                  New York, NY 10001-2483
F-6

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  MLPF&S for the Sole Benefit     C             49,169     11.20%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
                  Robert W. Baird & Co. Inc.      C             26,545      6.04%
                  777 E. Wisconsin Ave
                  Milwaukee, WI 53202-5300
TAX FREE          Edward Jones & Co.              A          9,914,697     19.02%
HIGH INCOME FUND  Attn: Mutual Fund               B          1,089,880      5.39%
                  210 Progress Pkwy               C            326,224      7.41%
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     B          1,726,056      8.53%
                  of its Customers                C            840,043     19.10%
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
INSURED TAX FREE  Edward Jones & Co.              A          6,286,996      9.92%
INCOME FUND       Attn: Mutual Fund               C             44,708     10.11%
                  210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     B            163,686      5.27%
                  of its Customers                C             31,804      7.19%
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
                  R T Kelley                      C             68,338     15.45%
                  PO Box 237
                  Canadian, TX 79014-0237
RESERVE FUND      Arthur B. Klussendorf           B            154,448      6.63%
                  PO Box 280
                  Greenville, NY

F-7

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Edward Jones & Co.              B            149,833      6.43%
                  Attn: Mutual Fund
                  210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  Van Kampen Trust Co.            B            128,002      5.49%
                  Custodian
                  IRA R/O John J. Berowski
                  1870 Golfview Dr
                  Bartlett, IL 60103-9549
                  Carol N. Carvalho               C             38,363     41.41%
                  33 Primrose Lane
                  Roosevelt, NY 11575-1008
                  Dean Witter Reynolds Cust       C             28,160     30.40%
                  F/B/O David W. Roberston
                  PO Box 250
                  New York, NY 1008-0250
                  George Sindelar                 C             20,749     22.40%
                  18501 Hilliard Blvd. #105
                  Rocky River, OH 44116-2933
U.S. GOVERNMENT   Edward Jones & Co.              A         10,443,226      7.61%
FUND              Attn: Mutual Fund
                  210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  MLPF&S for the Sole Benefit     C             76,769      5.23%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
HIGH YIELD        MLPF&S for the Sole Benefit     A          5,593,967      5.23%
MUNICIPAL FUND    of its Customers                B          4,814,508     11.84%
                  Attn: Fund Administration       C          1,811,794     15.70%
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484

F-8

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Edward Jones & Co.              A          4,999,618      5.76%
                  Attn: Mutual Fund
                  210 Progress Pkwy
                  Maryland Hts., MO 63043-3009
U.S. GOVERNMENT   MLPF&S for the Sole Benefit     B            580,852     11.02%
TRUST FOR INCOME  of its Customers                C            239,777     18.43%
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
                  Union Bank of California,       B            375,067      7.12%
                  FTAO
                  Partnership Health Plan of CA
                  P O Box 85484
                  San Diego, CA 92186-5484
MIDCAP VALUE      Van Kampen Funds                A            110,271     99.95%
FUND              Attn: Dominick Cogliandro       B              8,111    100.00%
                  One Chase Manhattan Plaza       C              8,111    100.00%
                  37th Floor
                  New York, NY 10005-1401
AGGRESSIVE        Northern Trust Co. Tr.          A          3,353,866     16.10%
 GROWTH
FUND              FBO Morgan Stanley
                  Deferred Profit Sharing Plan
                  PO Box 92956
                  Chicago, IL 60675-2956
                  MLPF&S for the Sole Benefit     A          2,402,873     11.54%
                  of it's Customers               C            301,640     10.09%
                  Attn: Fund Administration
                  97J79
                  4800 Deer Lake Dr E 2nd Fl
                  Jacksonville, FL 32246-6484
                  Edward Jones & Co               A          1,410,106      6.77%
                  Attn: Mutual Fund
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009

F-9

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
VALUE FUND        Edward Jones & CO               A          1,727,695     21.42%
                  Attn: Mutual Fund               C            127,109      5.14%
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
                  MLPF&S for the Sole Benefit     B          1,107,515      9.94%
                  of it's Customers               C            165,180      6.68%
                  Attn: Fund Administration
                  97J79
                  4800 Deer Lake Dr E 2nd Fl
                  Jacksonville, FL 32246-6484
WORLDWIDE HIGH    Charles Schwab & Co Inc         A            455,252      8.52%
INCOME FUND       Exclusive Benefit of it's
                  Customers
                  101 Montgomery Street
                  San Francisco, CA 94104-4122
                  Edward Jones & Co               A            314,559      5.89%
                  Attn: Mutual Fund
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
LATIN AMERICAN    Charles Schwab & Co Inc         A            221,564      9.15%
FUND              Exclusive Benefit of it's
                  Customers
                  101 Montgomery Street
                  San Francisco, CA 94104-4122
                  MLPF&S for the Sole Benefit     C             64,590      7.83%
                  of it's Customers
                  Attn: Fund Administration
                  97J79
                  4800 Deer Lake Dr E 2nd Fl
                  Jacksonville, FL 32246-6484
INTERNATIONAL     Edward Jones & Co               A            938,380     31.91%
MAGNUM FUND       Attn: Mutual Fund               B            256,545      7.51%
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009

F-10

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Wachovia Securities, Inc.       C            100,167      9.78%
                  FBO 811-00512-19
                  P.O. Box 1220
                  Charlotte, NC 28201-1220
                  MLPF&S for the Sole Benefit     C             81,818      7.99%
                  of it's Customers
                  Fund Administration 97J79
                  4800 Deer Lake Dr E 2nd Fl
                  Jacksonville, FL 32246-6484
GLOBAL FRANCHISE  Van Kampen Funds                A             40,000     39.41%
FUND              Distributors Inc.               B             30,000     42.24%
                  Attn: Dominick Cogliandro       C            106,526     28.16%
                  One Chase Manhattan
                  New York, NY 10005-1401
                  Dean Witter FBO                 A             22,302     21.97%
                  Mitchell M Merin
                  PO Box 250
                  New York, NY 10008-0250
                  Edward Jones & Co               A             11,753     11.58%
                  Attn: Mutual Fund
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
                  PaineWebber FBO                 B              5,729      8.07%
                  Dorothy Jean Tisdale TR
                  Dorothy Jean Tisdale Trust
                  DTD 10-30-97
                  85 Brentwood Avenue
                  Excelsior, MN 55331-8523
                  Donaldson Lufkin Jenrette       B              4,284      6.03%
                  Securities Corp Inc
                  PO Box 2052
                  Jersey City, NJ 07303-2052

F-11

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Hercules Worldwide Corp.        C             32,760     30.75%
                  PO Box 621 54 Bath Street
                  St Helier Jersey Channel
                  Island
                  JE4 8YD United Kingdom
                  Warrant Trustees Limited        C             16,023     15.04%
                  REF TC 6732
                  Discretionary Trust
                  PO Box 218 38/39
                  The Esplanade
                  St Helier Jersey JE4 8SD
                  United Kingdom
                  Warrant Trustees Limited        C              8,217      7.71%
                  REF TC 6730
                  Discretionary Trust
                  PO Box 218 38/39
                  The Esplanade
                  St Helier Jersey JE4 8SD
                  United Kingdom
                  Ernst & Young TR LTD            C              6,143      5.77%
                  The Rockwell Trust
                  DTD 10-28-94
                  PO Box 621 54 Bath Street
                  St Helier Jersey Channel
                  Island
                  JE4 8YD United Kingdom
GLOBAL EQUITY     Edward Jones & Co.              A            635,723     10.56%
 FUND
                  Attn: Mutual Fund
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
GLOBAL EQUITY     Edward Jones & Co.              A          1,091,316      7.92%
ALLOCATION FUND   Attn: Mutual Fund
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009

F-12

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
FOCUS EQUITY      Edward Jones & Co.              A            308,920      8.79%
FUND              Attn: Mutual Fund
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
EQUITY GROWTH     Edward Jones & Co.              A            180,839     11.85%
FUND              Attn: Mutual Fund               C             67,193     10.40%
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
                  Donaldson Lufkin Jenrette       C             57,078      8.83%
                  Securities Corp. Inc.
                  PO Box 2052
                  Jersey City, NJ 07303-2052
EMERGING MARKETS  Charles Schwab & Co. Inc.       A          1,467,731     23.91%
FUND              Exclusive Benefit of it's
                  Customers
                  101 Montgomery Street
                  San Francisco, CA 94101-4122
ASIAN GROWTH      Charles Schwab & Co. Inc.       A            546,641      8.55%
FUND              Exclusive Benefit of it's
                  Customers
                  101 Montgomery Street
                  San Francisco, CA 94101-4122
                  MLPF&S for the Sole Benefit     B            243,830      6.31%
                  of
                  it's Customers
                  Attn: Fund Administration
                  97FK4
                  4800 Deer Lake Drive E 2nd Fl
                  Jacksonville, FL 32246-6484
TAX FREE          Jerome L. Robinson              A          4,812,555     13.67%
MONEY FUND        145 Kent Road
                  Tenafly, NJ 07670-2305

F-13

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Richard H. Baxter               A          3,697,258    10.501%
                  Baxter Capitol Investors LP
                  812 Goshen Road Apt A-6
                  West Chester, PA 19387-4353
PROSPECTOR FUND   Van Kampen Funds                A            127,413       100%
                  Attn: Dominick Cogliandro       B              9,128       100%
                  One Chase Manhattan             C              9,128       100%
                  37th Floor
                  New York, NY 10005-1401
GROWTH FUND       Edward Jones & Co               A            284,811     21.07%
                  Attn: Mutual Fund               C             19,195      6.45%
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
                  MLPF&S for the Sole Benefit     A            119,198      5.05%
                  of
                  it's Customers                  C             63,076     21.21%
                  Attn: Fund Administration
                  97NH8
                  4800 Deer Lake Dr E 2nd Fl
                  Jacksonville, FL 32246-6484
                  Prudential Securities Inc FBO   C             31,828     10.70%
                  Mr. Charles J Greco
                  Equity Account
                  104 Summer Hill Lane
                  Saint Davids, PA 19087-4767
EUROPEAN EQUITY   Van Kampen Funds                A            100,000     28.89%
FUND              Distributors Inc                B            100,000     33.07%
                  Attn: Dominick Cogliandro       C            100,000     70.23%
                  One Chase Manhattan
                  37th Floor
                  New York, NY 10005-1401
                  Bears Stearns Securities Corp   A             93,110     26.90%
                  FBO 220-81341-10
                  1 Metrotech Center N
                  Brooklyn, NY 11201-3870

F-14

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Edward Jones & Co               A             70,579     20.39%
                  Attn: Mutual Fund               B             36,958     12.22%
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
                  Donaldson Lufkin Jenrette       C              8,618      6.06%
                  Securities Corp Inc
                  PO Box 2052
                  Jersey City, NJ 07303-2052
GLOBAL FIXED      NFSC FEBO # DKB-000701          A             54,334     15.31%
INCOME FUND       NFSC/FMTC IRA Rollover
                  FBO Bruce Sperling
                  55 W. Monroe Ste. 3300
                  Chicago, IL 60603-5010
                  Charles Schwab & Co Inc         A             18,179      5.12%
                  Exclusive Benefit of it's
                  Customers
                  101 Montgomery Street
                  San Francisco, CA 94104-4122
                  NFSC FEBO # DKB-000825          A             17,754      5.02%
                  Fred M Ayarza
                  Genene Ayarza
                  11131 E. Honey Mesquite Dr.
                  Scottsdale, AZ 85262-3267
                  Prudential Securities Inc.      B             10,832      7.22%
                  FBO
                  Marlane Investments LP
                  4002 Marlane Dr.
                  Pensacola, FL 32526-2149
                  First Union Securities, Inc     C             12,892      9.19%
                  A/C 2755-2685
                  Geraldine M Falkiner 1987
                  111 East Kilbourn Avenue
                  Milwaukee, WI 53202-6611

F-15

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Salomon Smith Barney Inc.       C             11,673      8.32%
                  00117947308
                  333 West 34th Street - 3rd
                  Floor
                  New York, NY 10001-2483
AMERICAN          MLPF&S for the Sole Benefit     A          4,822,285     27.81%
VALUE FUND        of it's Customers               B          1,823,609     11.55%
                  Attn: Fund Administration       C          1,455,754     17.81%
                  97B64
                  4800 Deer Lake Dr E 2nd Fl
                  Jacksonville, FL 32246-6484
                  Edward Jones & Co               A          1,137,047      6.56%
                  Attn: Mutual Fund
                  Shareholder Accounting
                  201 Progress Pkwy
                  Maryland Hts, MO 63043-3009
GREAT AMERICAN    Van Kampen Funds                A            113,162       100%
COMPANIES FUND    Attn: Dominick Cogliandro       B              8,305       100%
                  One Chase Manhattan Plaza       C              8,305       100%
                  37th Floor
                  New York, NY 10005-1401
SMALL CAP VALUE   Van Kampen Funds                A             40,000     32.47%
FUND              Attn: Dominic Cogliandro        B             30,000     33.69%
                  1 Chase Manhattan Plz Fl 37     C             30,000     66.71%
                  New York, NY 10005-1401
                  NFSC FEBO #W18-023230           A             24,876     20.19%
                  EPDSJ Ltd.
                  A Partnership
                  Attn: Ed Nesselroade
                  1521 Landfall Dr
                  Wilmington, NC 28405-4253
                  Donald A Drga &                 A              6,233     5.059%
                  Linda L Drga Jt Ten
                  3302 Annadale Rd.
                  Falls Church, VA 22042-3755

F-16

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
PENNSYLVANIA      First Clearing Corporation      A            642,545      5.29%
FUND
                  A/C 5520-7985
                  Mary Alice Morrissey and
                  James D Morrissey
                  1328 Old Ford Road
                  Huntingdon Valley, PA
                  19006-8106
                  MLPF&S for the Sole Benefit     C             32,254     12.62%
                  of its Customers
                  Attn: Fund Administration
                  97FY5
                  4800 Deer Lake Dr E 2nd Fl
                  Jacksonville, FL 32246-6484
                  Jack L Skinner &                C             19,016      7.50%
                  Diane L Skinner JTTEN
                  1403 Foxwood Drive
                  Hermitage, PA 16148-3171
                  Edward Jones & Co               C             18,395      7.26%
                  Attn: Mutual Fund
                  Shareholder Accounting
                  201 Progress Parkway
                  Maryland Heights, MO
                  63043-3009
HIGH YIELD &      Charles Schwab & Co Inc.        A            134,860     19.34%
TOTAL RETURN      Exclusive Benefit of its
 FUND             Customers
                  101 Montgomery St.
                  San Francisco, CA 94104-4122
                  MLPF&S for the Sole Benefit     A             75,171     10.78%
                  of its Customers                B            114,154      5.80%
                  Attn: Fund Administration       C            108,327     16.11%
                  97N83
                  4800 Deer Lake Dr E 2nd Fl
                  Jacksonville, FL 32246-6484

F-17

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Edward Jones & Co               A            108,813     15.61%
                  Attn: Mutual Fund               C             35,375      5.26%
                  Shareholder Accounting
                  201 Progress Parkway
                  Maryland Heights, MO
                  63043-3009
                  Donaldson Lufkin Jenrette       A             38,935      5.58%
                  Securities Corp. Inc.
                  PO Box 2052
                  Jacksonville, FL 32246-6484
GLOBAL            Van Kampen Trust Company        A            730,618     21.56%
 GOVERNMENT
SECURITIES FUND   2800 Post Oak Blvd.             B            385,430     18.62%
                  Houston, TX 77056               C             20,101      6.65%
                  MLPF&S for the Sole Benefit     C             15,221      5.03%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
REAL ESTATE       Van Kampen Trust Company        A            497,521      9.76%
FUND              2800 Post Oak Blvd.             B            469,696      8.57%
                  Houston, TX 77056               C             81,204      5.16%
                  Edward Jones & Co.              A            691,009     13.55%
                  Attn: Mutual Fund
                  201 Progress Pkwy
                  Maryland Hts., MO 63043-3009
                  Charles Schwab & Co. Inc.       A            499,721      9.80%
                  Exclusive Benefit of its
                  Customers
                  101 Montgomery Street
                  San Francisco, CA 94104-4122
                  MLPF&S for the Sole Benefit     B            375,251      6.85%
                  of its Customers                C             81,475      5.17%
                  Attn: Fund Administration
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484

F-18

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
PACE FUND         Van Kampen Trust Company        A         120,064,892    49.63%
                  2800 Post Oak Blvd.             B          3,536,622     37.08%
                  Houston, TX 77056               C            166,061     18.09%
                  Edward Jones & Co.              C            107,462     11.71%
                  Attn: Mutual Fund
                  201 Progress Pkwy
                  Maryland Hts., MO 63043-3009
LIMITED MATURITY  Van Kampen Trust Company        A            470,748     15.05%
GOVERNMENT FUND   2800 Post Oak Blvd.             B             82,381      9.42%
                  Houston, TX 77056               C             16,217      5.21%
                  MLPF&S for the Sole Benefit     A            259,313      8.29%
                  of its Customers                B             94,841     10.85%
                  Attn: Fund Administration       C             38,961     12.52%
                  4800 Deer Lake Drive E 2nd
                  Fl.
                  Jacksonville, FL 32246-6484
                  Attn: Mutual Funds Dept.        A            169,984      5.44%
                  BHC Securities Inc.
                  FAO 70001888
                  One Commerce Square
                  2005 Market Street Suite 1200
                  Philadelphia, PA 19103-7084
                  Union Bank of California        A            163,175      5.22%
                  FTAO Partnership Health Plan
                  of CA
                  PO Box 85484
                  San Diego, CA 92186-5484
                  Chicago Board of Education      B            155,101     17.74%
                  City Treasurer's Office
                  Attn: Sol Mendelson
                  Room 206
                  121 N. LaSalle Street Rm 206
                  Chicago, IL 60602-1204

F-19

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Donaldson Lufkin Jenrette       C             30,474      9.79%
                  Securities Corporation Inc.
                  PO Box 2052
                  Jersey City, NJ 07303-2052
                  NFSC FEBO #APX-295116           C             20,213      6.49%
                  Marc A Buettell Trust
                  Marc A & Lena L Buetell TTEE
                  6803 Tuban
                  Shellpoint Village
                  Fort Myers, FL 33908-1669
LIFE INVESTMENT TRUST
LIT ASSET         Nationwide Life Insurance Co.              2,230,618      8.97%
ALLOCATION        Nationwide VLI Separate
PORTFOLIO         Account
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029
                  Nationwide Life Insurance Co.              2,216,768      8.67%
                  Nationwide Variable Account-3
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029
LIT COMSTOCK      Van Kampen Funds                             100,000     78.86%
PORTFOLIO         Attn Dominick Cogliandro
                  1 Chase Manhattan Plz Fl 37
                  New York, NY 10005-1401
                  The Travelers Sep Acct ABD                     6,805      5.37%
                  for Variable Annuities of
                  The Travelers Insurance Co
                  One Tower Square 5MS
                  Hartford, CT 06183-0002

F-20

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  The Travelers Sep Acct ABD2                   19,531     15.40%
                  for Variable Annuities of
                  The Travelers Insurance Co
                  One Tower Square 5MS
                  Hartford, CT 06183-0002
LIT DOMESTIC      Van Kampen American                          539,524     25.56%
INCOME PORTFOLIO  Capital
                  Generations Variable
                  Annuities
                  C/O American General Life Ins
                  Co
                  PO Box 1591
                  Houston, TX 77251-1591
                  Nationwide Life Insurance Co.                630,726     29.88%
                  Nationwide Variable Account -
                  3
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029
                  Nationwide Life Insurance Co.                172,224      8.16%
                  Nationwide VLI Separate
                  Account
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029
                  The Travelers Sep Acct ABD2                  262,646     12.44%
                  for Variable Annuities of
                  The Travelers Insurance Co
                  One Tower Square 5MS
                  Hartford, CT 06183-0002
                  American General Life Ins Co                 415,309     19.68%
                  Separate Acct D
                  Attn James A Totten
                  PO Box 1591
                  Houston, TX 77251-1591

F-21

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
LIT EMERGING      Van Kampen American Capital                1,145,496     30.44%
GROWTH PORTFOLIO  Generations Variable
                  Annuities
                  C/O American General Life Ins
                  Co
                  PO Box 1591
                  Houston, TX 77251-1591
                  Northbrook Life Insurance                  2,030,680     53.96%
                  Company
                  MSDWVA II
                  3100 Sanders Rd Station N4A
                  Northbrook, IL 60062-7156
LIT ENTERPRISE    Van Kampen American                        1,388,454     21.60%
PORTFOLIO         Capital
                  Generations Variable
                  Annuities
                  C/O American General Life Ins
                  Co.
                  PO Box 1591
                  Houston, TX 77251-1591
                  Nationwide Life Insurance Co.              1,679,655     26.13%
                  Nationwide VLI Separate
                  Account
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029
                  Nationwide Life Insurance Co.              1,538,279     23.93%
                  Nationwide Variable Account-3
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029

F-22

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Hartford Life and Annuity                    667,804     10.39%
                  Insurance
                  Company Separate Account
                  Three
                  MSDW Select Dimensions
                  Attn Carol Lewis
                  PO Box 2999
                  Hartford, CT 06104-2999
                  American General Life Ins Co                 665,044     10.35%
                  Separate Acct D
                  Attn James A Totten
                  PO Box 1591
                  Houston, TX 77251-1591
LIT GLOBAL        Van Kampen Funds                              95,241     40.27%
 EQUITY
PORTFOLIO         Attn Dominick Cogliandro
                  One Chase Manhattan Plaza
                  37th Floor
                  New York, NY 10005-1401
                  Nationwide Life Insurance Co.                 86,676     36.65%
                  Nationwide VLI Separate
                  Account
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029
                  Nationwide Life Insurance Co.                 54,576     23.08%
                  Nationwide Variable Account-3
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029

F-23

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
LIT GOVERNMENT    Van Kampen American                          861,302     13.94%
PORTFOLIO         Capital
                  Generations Variable
                  Annuities
                  C/O American General Life Ins
                  Co
                  PO Box 1591
                  Houston, TX 77251-1591
                  Nationwide Life Insurance Co.              4,610,116     74.59%
                  Nationwide VLI Separate
                  Account
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029
                  Nationwide Life Insurance Co.                417,104      6.75%
                  Nationwide Variable Account -
                  3
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029
LIT GROWTH AND    Van Kampen American                        2,583,009     83.24%
INCOME PORTFOLIO  Capital
                  Generations Variable
                  Annuities
                  C/O American General Life Ins
                  Co
                  PO Box 1591
                  Houston, TX 77251-1591
                  The Travelers Sep Acct ABD2                  354,350     11.42%
                  for Variable Annuities of
                  The Travelers Insurance Co
                  One Tower Square 5MS
                  Hartford, CT 06183-0002
LIT MONEY MARKET  Van Kampen American Capital                7,051,261     21.86%
PORTFOLIO         Generations Variable
                  Annuities
                  C/O American General Life Ins
                  Co
                  PO Box 1591
                  Houston, TX 77251-1591

F-24

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  The Travelers Sep Acct ABD2                6,540,361     20.27%
                  for Variable Annuities of
                  The Travelers Insurance Co
                  One Tower Square 5MS
                  Hartford, CT 06183-0002
                  Nationwide Life Insurance Co.              8,414,250     26.08%
                  Nationwide VLI Separate
                  Account
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029
                  Nationwide Life Insurance Co.              4,985,857     15.45%
                  Nationwide Variable Account -
                  3
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  American General Life Ins Co               3,938,522     12.21%
                  Separate Acct D
                  Attn James A Totten
                  PO Box 1591
                  Houston, TX 77251-1591
LIT REAL          Nationwide Life Insurance Co.              1,657,089     13.16%
ESTATE PORTFOLIO  NWVA-9
                  C/O IPO Portfolio Accounting
                  PO Box 182029
                  Columbus, OH 43218-2029

F-25

                        NAME AND ADDRESS          CLASS     OWNERSHIP      % OF
      FUND            OF BENEFICIAL OWNERS      OF SHARES   OF SHARES    OWNERSHIP
      ----            --------------------      ---------   ---------    ---------
                  Nationwide Life Insurance Co.              8,683,909     68.95%
                  Nationwide Variable Account
                  II
                  C/O IPO Portfolio Accounting
                  PO Box 182029
LIT STRATEGIC     Hartford Life and Annuity                    894,380     36.99%
STOCK PORTFOLIO   Insurance
                  Company Separate Account
                  Three
                  MSDW Select Dimensions
                  Attn Carol Lewis
                  PO Box 2999
                  Hartford, CT 06104-2999
                  Van Kampen American Capital                1,363,425     56.38%
                  Generations Variable
                  Annuities
                  C/O American General Life Ins
                  Co
                  PO Box 1591
                  Houston, TX 77251-1591

F-26

                                                                         ANNEX G

  The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to the Board of Trustees. Nominees who do not own any Shares have been omitted from the table. Funds which are not owned by any nominees also have been omitted from the table. Except for the Global Franchise Fund, the Trustees as a group own less than 1% of each Fund's outstanding shares. With respect to the Global Franchise Fund, Messrs. Branagan, Kennedy, Merin, Nelson and Whalen own 0.03%, 0.29%, 7.99%, 0.26% and 0.14% of the Fund's shares, respectively. See also Annex F.

                             BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN    NELSON   POWERS   ROONEY   SISTO    WHALEN   YOVOVICH
                             --------   ------   -----   -------   -----    ------   ------   ------   -----    ------   --------
Comstock Fund..............       55      --       --       612    15,433     233        --      --     1,153     467     1,155
Corporate Bond Fund........   21,603      --       --       770        --      --        --      --     2,266     886        --
Enterprise Fund............       76      --      196       231        --     181        --   2,374    12,523   1,454        --
Equity Income Fund.........      184      --      475       233        --     505        --      --     1,108   1,350        --
Global Managed Assets
  Fund.....................      102      --       --       486        --     394        --      --        --     611        --
Government Securities
  Fund.....................   30,021      --      299       519        --      --        --      --     4,771     598     2,008
Growth and Income Fund.....       74      --      203       586        --     146        --      --     1,025     143        --
Harbor Fund................       64      --       --       301        --     155        --      --     4,350     417        --
High Income Corporate Bond
  Fund.....................   22,829      --      506       892        --      --        --      --    14,406   1,012     3,554
Limited Maturity Government
  Fund.....................       82      --       --       103        --      --        --      --        --     199        --
Pace Fund..................       78      --       --       329        --     254        --      --        --     511        --
Real Estate Fund...........      180      --      240       433        --      --        --      --        --     451        --
Reserve Fund...............       --      --     2,799    9,653        --      --        --      --    92,661   69,379       --
TAX-EXEMPT TRUST
  High Yield Municipal
    Fund...................   17,813      --       --       447        --      --        --      --     4,442      --        --
U.S. Government Trust for
  Income...................      107      --       --       648        --      --        --      --        --      --        --

                             BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN    NELSON   POWERS   ROONEY   SISTO    WHALEN   YOVOVICH
                             --------   ------   -----   -------   -----    ------   ------   ------   -----    ------   --------
WORLD PORTFOLIO SERIES
TRUST
  Global Government
    Securities Fund........      111      --       --       704        --      --        --      --     3,466     782        --
U.S. GOVERNMENT TRUST
  U.S. Government Fund.....       70      --       --        94        --      --    18,129      --        --   1,050        --
TAX FREE TRUST
  Insured Tax Free Income
    Fund...................   10,402      --       --       276        --      --        --      --        --     199        --
  Tax Free High Income
    Fund...................       70      --       --       359        --      --        --      --        --     244        --
  Municipal Income Fund....   13,083      --      191       344        --      --        --      --       283     419        --
  Intermediate Term
    Municipal Income
    Fund...................       99      --       --       490        --      --        --      --        --     248        --
TRUST
  High Yield Fund..........      104      --       --       159        --      --        --      --        --     583        --
  Strategic Income Fund....       80      --       --       125        --      --        --      --        --     251        --
EQUITY TRUST
  Utility Fund.............       78      --       --       104        --      --        --      --        --     208        --
  Growth Fund..............       --      --       --        --        --      --        --      --       321   9,495        --
  Aggressive Growth Fund...      124      --       --       915        --     614        --   2,847     3,360     910     1,153
  Small Cap Value Fund.....       --      --       --       497        --   1,367        --      --        --     519        --
Tax Free Money Fund........       --      --       --        --        --      --        --      --        --   2,392        --
SERIES FUND
  American Value Fund......       49    1,083      --       217        --     371        --   26,151      879     440       896
  Asian Growth Fund........       71      --       --       433        --      --        --      --        --     455     1,866
  Emerging Markets Fund....      104      --       --     1,037        --      --        --      --        --     521        --
  Equity Growth Fund.......       82      --       --       392        --      --        --      --        --      --        --
  European Equity Fund.....       92      --       --       895        --      --        --      --        --      --     1,859

                             BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN    NELSON   POWERS   ROONEY   SISTO    WHALEN   YOVOVICH
                             --------   ------   -----   -------   -----    ------   ------   ------   -----    ------   --------
Focus Equity Fund..........       51      --       --       213        --     835        --      --        --   1,281        --
  Global Equity Allocation
    Fund...................       65      --      216       583        --     149        --      --     3,495     405        --
  Global Equity Fund.......       --      --       --       858        --     342        --      --        --   2,986        --
  Global Fixed Income
    Fund...................      100      --       --       527        --      --        --      --        --      --        --
  Global Franchise Fund....       81      --       --       803    22,301     728        --      --        --     402        --
  High Yield & Total Return
    Fund...................       78      --       --       439        --      --        --      --        --     439        --
  International Magnum
    Fund...................       75      --       --       343        --     290        --      --        --      --        --
  Latin American Fund......       79      --       --       978        --      --        --      --        --     491        --
  Value Fund...............       96      --       --       504        --     933        --      --        --   2,484        --
  Worldwide High Income
    Fund...................       76      --       --       517        --      --        --      --        --      --        --

                            [VAN KAMPEN FUNDS LOGO]

                                         PROXY
                                 VAN KAMPEN XXXXX FUND

                            SPECIAL MEETING OF SHAREHOLDERS

                   PROXY SOLICITED ON BEHALF OF THE BOARD OF XXXXXXX

           The undersigned holder of Shares of VAN KAMPEN XXXXX FUND (the "Fund") hereby appoints Dennis J. McDonnell and A. Thomas Smith, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on December 15, 1999 at 3:30 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON DECEMBER 15, 1999.

                                        PLEASE SIGN AND DATE THIS PROXY CARD
                                                ON THE REVERSE SIDE.
                                        YOUR PROXY CARD IS NOT VALID UNLESS
                                                   IT IS SIGNED.

                 1.   Authority to vote for the election as XXXXX the nominees                       FOR ALL
                      named below:                                                  FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      J. Mile Branagan, Jerry D. Choate, Mitchell M. Merin, Linda
                      Hutton Heagy, R. Craig Kennedy, Jack E. Nelson, Richard F.
                      Powers III, Phillip B. Rooney, Fernando Sisto, Wayne W.
                      Whalen, Suzanne H. Woolsey and Paul G. Yovovich.
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to ratify the selection of XXXXX as the Fund's
                 2.   independent accountants.                                      FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 3.   the Meeting.                                                  FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]

                                                Date  , 1999

                                                  PLEASE SIGN IN BOX BELOW

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

                                                  Signature(s) Title(s) if
                                                         applicable

                      THREE EASY WAYS TO VOTE YOUR PROXY.
                CHOOSE THE METHOD THAT'S MOST CONVENIENT FOR YOU
                           AND VOTE YOUR PROXY TODAY!

   1. VOTE BY TELEPHONE. JUST CALL OUR DEDICATED TOLL-FREE PROXY VOTING
   NUMBER.

                                 1-888-221-0697
   ENTER THE CONTROL NUMBER THAT APPEARS ON THE FRONT OF YOUR PROXY CARD AND FOLLOW THE VOICE PROMPTS TO RECORD YOUR VOTE. TELEPHONE VOTING IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. IF YOU HAVE RECEIVED MORE THAN ONE PROXY CARD, EACH CARD HAS A DIFFERENT CONTROL NUMBER AND MUST BE VOTED SEPARATELY. YOU CAN VOTE ALL OF YOUR CARDS ON THE SAME PHONE CALL.

   2. VOTE ON THE INTERNET. LOG ON TO OUR PROXY VOTING WEBSITE.

                                WWW.PROXYWEB.COM
   ENTER THE CONTROL NUMBER THAT APPEARS ON THE FRONT OF YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS ON THE SCREEN. AGAIN, YOU MUST VOTE EACH CARD SEPARATELY. YOU CAN VOTE ALL CARDS IN THE SAME SESSION.

   3. VOTE BY MAIL. SIGN YOUR PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR
                                 PROXY CARD(S).